UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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DOCUMENT SECURITY SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 104

ROCHESTER, NEW YORK 14623

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

The 2020 Annual Meeting of Stockholders of Document Security Systems, Inc. (the “Company”, “we”, “us” or “our”) will be held at 32731 Egypt Lane, Suite 602, Magnolia, Texas 77354 on Tuesday, December 8, 2020, at 10:30 a.m. local time, for the purposes of:

1.	To elect eight director nominees to the Company’s Board of Directors to hold office until the next Annual Meeting of Stockholders;

2.	To ratify Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	To provide an advisory vote on executive compensation;

4.	To approve, pursuant to Rule 713 of the NYSE American, the potential issuance of shares of the Corporation’s common stock, par value $0.02 per share. representing equal to or greater than 20% or more of presently outstanding stock, issuable upon conversion of our Series A Convertible Preferred Stock, issued by the Company to Global BioMedical Pte. Ltd on August 21, 2020 in accordance with the Share Exchange Agreement dated April 27, 2020, by increasing the beneficial ownership limitation of the Series A Convertible Preferred Stock; and

5.	To approve the reincorporation of the Company from New York to Texas, pursuant to a merger of the Company with and into a newly-formed Texas corporation that will initially be a wholly-owned subsidiary of the Company, resulting in a change in name of the Company from “Document Security Systems, Inc.” to “Alset, Inc.”

We also will transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on October 29, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. These proxy materials will be mailed on or about November 3, 2020 to the stockholders of record on the Record Date

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Stockholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders, along with any amendments to the foregoing materials that are required to be furnished to stockholders, will be available at www.proxyvote.com.

By order of the Board of Directors

/s/ Heng Fai Ambrose Chan
Heng Fai Ambrose Chan Chairman of the Board

WHETHER OR NOT YOU PLAN ON ATTENDING THE ANNUAL MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

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DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 104

ROCHESTER, NEW YORK 14623

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 8, 2020

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THE MEETING

Date, Time and Place

We are furnishing this proxy statement (the “Proxy Statement”) to the holders of our common stock, par value $0.02 per share (the “Common Stock”), in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Document Security Systems, Inc. (together with its consolidated subsidiaries (unless the context otherwise requires), referred to herein as “Document Security Systems,” “DSS,” “we,” “us,” “our” or the “Company”) for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 32731 Egypt Lane, Suite 602, Magnolia, Texas 77354, on Tuesday, December 8, 2020 10:30 a.m. local time, and any adjournment thereof.

Matters to be Considered

The Annual Meeting will be held for the following purposes:

1.	To elect eight director nominees to serve until the next annual meeting of stockholders

2.	To ratify the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

3.	To provide an advisory vote to approve executive compensation;

4.	To approve, pursuant to Rule 713 of the NYSE American, the potential issuance of shares of the Corporation’s Common Stock representing equal to or greater than 20% or more of presently outstanding stock, issuable upon conversion of our Series A Convertible Preferred Stock, issued by the Company to Global BioMedical Pte. Ltd on August 21, 2020 in accordance with the Share Exchange Agreement dated April 27, 2020, by increasing the beneficial ownership limitation of the Series A Convertible Preferred Stock from 19.99% to 50.99%; and

5.	To approve the reincorporation of the Company from New York to Texas, pursuant to a merger of the Company with and into a newly-formed Texas corporation that will initially be a wholly-owned subsidiary of the Company, resulting in a change in name of the Company from “Document Security Systems, Inc.” to “Alset, Inc.”

As of the date of this Proxy Statement, the Board is not aware of any other matters that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

Important Notice Regarding the Availability of this Proxy Statement

We have opted to provide our materials pursuant to the full set delivery option in connection with the Annual Meeting. Under the full set delivery option, a Company delivers all proxy materials to its stockholders. The approximate date on which this Proxy Statement and form of proxy are first being provided to stockholders, or being made available through the Internet for those stockholders receiving their proxy materials electronically, is November 2, 2020. This delivery can be by mail or, if a stockholder has previously agreed, by e-mail. In addition to delivering proxy materials to stockholders, the Company must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website. Accordingly, you should have received our proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include the Notice of Annual Meeting of Stockholders, Proxy Statement, and proxy card. These materials are available free of charge at www.proxyvote.com

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REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by i) attending the Annual Meeting and voting the shares of stock in person, ii) delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy, iii) signing another proxy card with a later date and returning it before the polls close at the Annual Meeting, or iv) voting again via the internet or by toll free telephone by following the instructions on the proxy card.

GENERAL INFORMATION ABOUT VOTING

Record Date

Only the holders of record of our Common Stock at the close of business on the record date, October 29, 2020 (the “Record Date”), are entitled to notice of and to vote at the meeting. On the Record Date, there were 5,836,212 shares of our Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock held on the Record Date.

Voting

When a proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

(1)	FOR the election of each nominee as director;

(2)	FOR the ratification of the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm;

(3)	FOR the advisory resolution to approve executive compensation.

(4)	FOR, pursuant to Rule 713 of the NYSE American, the potential issuance of shares of the Corporation’s Common Stock representing equal to or greater than 20% or more of presently outstanding stock, issuable upon conversion of our Series A Convertible Preferred Stock, issued by the Company to Global BioMedical Pte. Ltd on August 21, 2020 in accordance with the Share Exchange Agreement dated April 27, 2020, by increasing the beneficial ownership limitation of the Series A Convertible Preferred Stock from 19.99% to 50.99%.

(5)	FOR the reincorporation of the Company from New York to Texas, pursuant to a merger of the Company with and into a newly-formed Texas corporation that will initially be a wholly-owned subsidiary of the Company, resulting in a change in name of the Company from “Document Security Systems, Inc.” to “Alset, Inc.”

Votes Required for Approval

Director nominees must receive a majority of the votes cast on such director’s election, which means that the nominee must receive more “FOR” votes than “WITHHOLD” votes.

The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting for this proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. A broker may vote on the ratification of the independent registered public accounting firm if a beneficial owner does not provide instructions; therefore, no broker non-votes are expected to exist in connection with this proposal.

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The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the votes cast on this proposal at the meeting. However, the stockholder vote on this matter will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by the Board on executive compensation.

The vote to approve the Proposal 4 and to approve the Proposal 5 each requires the affirmative vote of a majority of the votes of the outstanding shares of the Company’s stock entitled to vote on these proposals, For these items, an abstention has the practical effect of a vote against a proposal. For all other matters, abstentions do not count as votes cast, and therefore do not affect the vote outcome

Abstentions and Broker Non-Votes

Broker Non-Votes: If you hold your shares through a bank, broker or other nominee and do not provide voting instructions to that entity, it may vote your shares only on “routine” matters. For “non-routine” matters, the beneficial owner of such shares is required to provide instructions to the bank, broker or other nominee in order for them to be entitled to vote the shares held for the beneficial owner. The proposed ratification of the appointment of Freed Maxick CPA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Freed Maxick CPA, P.C as our independent registered public accounting firm.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count on all matters to be decided at the Annual Meeting.

Abstentions: Abstentions will be counted for purposes of determining whether a quorum is present for the Annual Meeting and will count as votes cast only in Proposal 4 (Ownership Limitation Increase) and Proposal 5 (Reincorporation); for these items, an abstention has the practical effect of a vote against a proposal. For all other matters, abstentions do not count as votes cast, and therefore do not affect the vote outcome.

***

You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, Document Security Systems, Inc., 200 Canal View Boulevard, Suite 104, Rochester, New York 14623, with any questions about proposals described in this Proxy Statement or how to execute your vote.

Mr. Frank D. Heuszel, the Company’s principal accountant for the fiscal year ended December 31, 2019, and his representative plan to participate the Annual Meeting either in person or virtually via a video conference application. At the Annual Meeting, Mr. Frank D. Heuszel plans to make a brief statement and will make himself available to respond to appropriate questions about all of the proposals provided in this Proxy Statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Eight directors are to be elected at the Annual Meeting to serve until the next annual meeting of the Company’s stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors, Executive Officers and Corporate Governance.”

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Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Frank D. Heuszel	64	Chief Executive Officer and Director	July 2018
Heng Fai Ambrose Chan	75	Director, Chairman	February 2017
John “JT” Thatch	58	Lead Independent Director	May 2019
José Escudero	45	Director	August 2019
Sassuan (Samson) Lee	50	Director	August 2019
Wai Leung William Wu	54	Director	October 2019
Wah Wai Lowell Lo	57	Director	April 2019
Tung Moe Chan	42	Director	September 2020

Required Stockholder Vote and Recommendation of Our Board of Directors

Director nominees must receive a majority of the votes cast on such director’s election, which means that the nominee must receive more “FOR” votes than “WITHHOLD” votes.

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OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for fiscal 2020.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, the Board of Directors will review its future selection of the Company’s independent registered public accounting firm.

Representatives of Freed Maxick CPAs, P.C. are not expected to attend the Annual Meeting.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for audit and review services for the fiscal years ended December 31, 2019 and 2018 were approximately $154,600 and $125,117, respectively.

Audit Related Fees

The aggregate fees billed for audit related services by our principal accountant, Freed Maxick CPAs, P.C., pertaining to comfort letter related to our registered offering during the years, consents for related registration statements and the audit of the Company’s employee benefit plan and review of the stand-alone financial statements for one of the Company’s subsidiaries, for the years ended December 31, 2019 and 2018 were approximately $51,450 and $26,800, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for tax compliance, tax advice and tax planning during the years ended December 31, 2019 and 2018 were approximately $29,500 and $33,305, respectively.

All Other Fees

There were no fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for other related services during the years ended December 31, 2019 and 2018.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

The Company’s Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick CPAs, P.C. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Freed Maxick CPAs, P.C.

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Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s Named Executive Officers included in the summary compensation table and related disclosures. As discussed in the “Executive Compensation” section below, the Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Document Security Systems, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2020 Proxy Statement, as such compensation is disclosed in the Company’s 2020 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation and Management Resources Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

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OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS DISCLOSED IN THE SUMMARY COMPENSATION TABLE OF THIS PROXY STATEMENT.

PROPOSAL NO. 4 — TO APPROVE, PURSUANT TO RULE 713 OF THE NYSE AMERICAN, THE POTENTIAL ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES A CONVERTIBLE PREFERRED BY INCREASING THE BENEFICIAL OWNERSHIP LIMITATION

Background

We are asking our stockholders to approve, pursuant to Rule 713 of the NYSE American, the potential issuance of shares of the Corporation’s Common Stock representing equal to or greater than 20% or more of presently outstanding stock, issuable upon conversion of our Series A Convertible Preferred Stock (“Series A Preferred Stock”) issued by the Company to Global BioMedical (as defined below) on August 21, 2020 in accordance with the Share Exchange Agreement dated April 27, 2020 (the “Share Exchange Agreement”), by increasing the 19.9% beneficial ownership conversion limitation (the “Ownership Limitation”) to 50.99% (the “Ownership Limitation Increase”). In particular, we are asking our stockholders to approve an amendment to our certificate of incorporation to effect the Ownership Limitation Increase.

The Ownership Limitation currently prohibits Global BioMedical from converting all or any portion of any share of Series A Preferred Stock to the extent that after giving effect to such issuance, Global BioMedical would beneficially own in excess of 19.99% of the Common Stock of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. Following the approval of the stockholders of the Company of the Ownership Limitation Increase, which approval is being sought pursuant to this Proposal 4, Global BioMedical will not be able to convert all or any portion of any share of Series A Preferred Stock to the extent any such conversion would cause Global BioMedical to beneficially own more than 50.99% of the outstanding Common Stock. Key terms of the Share Exchange Agreement and the Certificate of Amendment to the Certificate of Incorporation filed by the Company on August 18, 2020 with the Secretary of State of New York to establish the Series A Preferred Stock (the “Series A COD”) are summarized below. A copy of the Share Exchange Agreement and the Series A COD has been filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on May 1, 2020 and as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on August 27, 2020, respectively, and you are encouraged to review the full text of such Current Report, including the exhibits. The below summary of the Share Exchange Agreement and the transaction contemplated thereby do not purport to be complete and is subject to, and is qualified in its entirety by, the full text of such agreement.

Share Exchange Agreement

On April 27, 2020, the Company, DSS BioHealth Security, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“DBHS”), Alset International Limited, Inc. (formerly known as Singapore eDevelopment Limited), a Singapore corporation (“Alset International”) that is listed on the Singapore Exchange, and Global BioMedical Pte Ltd, a Singapore corporation and wholly owned subsidiary of Alset International (“Global BioMedical”), entered into the Share Exchange Agreement, pursuant to which DBHS was to acquire of all of the outstanding capital stock (the “Impact Shares”) of Impact BioMedical Inc., a Nevada corporation and wholly owned subsidiary of Global BioMedical (“Impact BioMedical”).

On August 21, 2020, the Company completed its acquisition of Impact BioMedical, pursuant to the Share Exchange Agreement, which was approved by the Company’s stockholders on August 10, 2020 at a special meeting of stockholders (the “Share Exchange”). Under the terms of the Share Exchange, the Company issued 483,334 shares of Common Stock, nominally valued at $6.48 per share, and 46,868 shares of Series A Preferred Stock, with a stated value of $46,868,000, or $1,000 per share, for a total consideration valued at $50 million. As a result of the Share Exchange, Impact BioMedical is now a wholly-owned subsidiary of DSS BioHealth, the Company’s wholly-owned subsidiary.

As previously disclosed, Heng Fai Ambrose Chan is the Chief Executive Officer and largest stockholder of Alset International, as well as the Chairman of the Board and largest stockholder of the Company.

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Series A Convertible Preferred Stock Certificate of Designation

As described above, in accordance with the terms of the Share Exchange Agreement, the Company issued 46,868 shares of Series A Preferred Stock, with a stated value of $46,868,000, or $1,000 per share, to Global BioMedical as partial consideration in exchange for the Impact Shares.

The rights and preferences of the Series A Preferred Stock were designated by the Company’s Board in the Series A COD, pursuant to which the Company authorized 46,868 shares of Series A Preferred Stock. Holders of the Series A Preferred Stock have no voting rights, except as required by applicable law or regulation, and no dividends accrue or are payable on the Series A Preferred Stock. The holders of Series A Preferred Stock are entitled to a liquidation preference at a liquidation value of $1,000 per share, and the Company has the right to redeem all or any portion of the then outstanding shares of Series A Preferred Stock, pro rata among all holders, at a redemption price per share equal to such liquidation value per share.

The Series A Preferred Stock ranks senior to Common Stock and any other class of securities that is specifically designated as junior to the Series A Preferred Stock with respect to rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, in respect of a liquidation preference equal to its par value of $1,000. In addition, under the Series A COD, the Company has the right to convert all or any portion of the then outstanding shares of Series A Preferred Stock, pro rata among all holders, into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of shares to be converted by the liquidation value per share, and then (ii) dividing the result by the applicable conversion price then in effect.

As a holder of Series A Preferred Stock, Global BioMedical has no right to convert all or any portion of any share of Series A Preferred Stock as and to the extent giving effect to such issuance after conversion that Global BioMedical would beneficially own in excess of the Ownership Limitation. Following the approval of the stockholders of the Company of the Ownership Limitation Increase, which approval is being sought pursuant to this Proposal 4, Global BioMedical will not be able to convert all or any portion of any share of Series A Preferred Stock to the extent any such conversion would cause Global BioMedical to beneficially own more than 50.99% of the outstanding Common Stock.

Stockholder Approval Requirement

As noted above, the Share Exchange Agreement contemplates that the number of shares to be issued to Global BioMedical is limited to the 19.99% Ownership Limitation.

Rule 713 of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Rule 713 of the NYSE American.

We are seeking stockholder approval of the Ownership Limitation Increase, which will permit the issuance to Global BioMedical upon conversion of the Series A Preferred Stock of up to 50.99% of our outstanding Common Stock.

If our stockholders do not approve this Proposal, the Ownership Limitation will remain at 19.99%.

Reasons for Transaction

The Board believes that the Ownership Limitation Increase is in the best interests of the Company and its stockholders to help simplify the Company’s balance sheet in order to help investors and others to better understand, compare and analyze the Company’s operating performance from period to period. In addition, by increasing the Ownership Limitation, the Board believes that allowing Global BioMedical to periodically exercise its Series A Preferred Stock to common stock conversion rights it would demonstrate to other shareholders and potential investors its continued support and commitment to the long-term business goals of the Company. Further, Management believes that by increasing the Ownership Limitation, will also help in future merger and acquisition opportunities and provide greater flexibility in negotiating potential acquisition structures, whether in cash, Company stock, debt, or a combination thereof.

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Effect on Current Stockholders; Dilution

If Proposal 4 is approved, our existing stockholders will suffer additional dilution in voting rights upon the issuance of Common Stock upon conversion of shares of Series A Preferred Stock above the Ownership Limitation. As described above, if Proposal 4 is approved, Global BioMedical will not be able to convert all or any portion of any share of Series A Preferred Stock to the extent any such conversion would cause Global BioMedical to beneficially own more than 50.99% of the outstanding Common Stock.

Specifically, if Proposal 4 is approved, based on the conversion of all Series A Preferred Stock held by Global BioMedical, subject to the Ownership Limitation Increase, up to 3,743,034 shares of the Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent 50.99% of our total outstanding shares (giving effect to such issuance). The sale into the public market of these newly-issued shares of Common Stock could adversely affect the market price of our Common Stock. The issuance of such shares may result in significant dilution to our stockholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. This means that our current stockholders will own a smaller interest in our Company and will have less ability to influence significant corporate decisions requiring stockholder approval.

As noted above, the Share Exchange Agreement contemplates that the Company shall not issue, and Global BioMedical shall not acquire, any shares of our Common Stock upon conversion of Series A Preferred Stock if such shares proposed to be issued and sold, when aggregated with all other shares of our Common Stock then owned beneficially by Global BioMedical and its affiliates, would result in the beneficial ownership by Global BioMedical and its affiliates in excess of the Ownership Limitation. If approved, the Ownership Limitation Increase would limit the number of shares Global BioMedical may beneficially own at any one time to 50.99% of our outstanding Common Stock. Consequently, the number of shares Global BioMedical may beneficially own in compliance with the Ownership Limitation Increase may increase over time as the number of outstanding shares of our Common Stock increases over time. Global BioMedical may be in a position to exert influence over the Company and there is no guarantee that the interests of Global BioMedical will align with the interests of other stockholders.

The rights and privileges associated with all shares of Common Stock issuable upon conversion of Series A Preferred Stock, however, are identical to the rights and privileges associated with the Common Stock held by our existing stockholders, and will not include preemptive, conversion or other rights to subscribe for additional shares of Common Stock.

Votes Required for Approval

The approval of the amendment to our certificate of incorporation to effect the Ownership Limitation Increase requires the affirmative vote of a majority of the outstanding shares of the Company’s stock entitled to vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5 - REINCORPORATION OF THE COMPANY FROM NEW YORK TO TEXAS

Background

Our Board has unanimously approved and recommends to our stockholders this proposal to change the Company’s state of incorporation from New York to Texas (the “Reincorporation”), subject to stockholder approval. The Reincorporation would be effected pursuant to a merger (the “Merger”) with Alset, Inc., a wholly-owned subsidiary of the Company incorporated in Texas (“Alset”). The Company will enter into an Agreement and Plan of Merger (the “Merger Agreement”) in the form attached to this Proxy Statement under Exhibit I, whereby the Company will merge with and into Alset. In addition, following the Reincorporation, the Company will no longer be a New York corporation governed by the Company’s current Certificate of Incorporation (the “New York Charter”) and its current By-laws (the “New York By-laws” and, together with the New York Charter, the “New York Governing Documents”) and will instead’ be a Texas corporation governed by the proposed Texas Amended and Restated Certificate of Formation (the “Texas Charter”) and the proposed Texas By-laws (the “Texas By-laws” and, together with the Texas Charter, the “Texas Governing Documents”), each in the form attached to this Proxy Statement under Exhibits II and III, respectively. Our Board has determined that the terms of the Merger Agreement, the Merger, the Texas Charter and the Texas By-laws are fair to, and in the best interests of, the Company and our stockholders.

For the reasons discussed below, the Board recommends that the stockholders vote “FOR” the Reincorporation Proposal. Approval of the Reincorporation Proposal will constitute adoption of the Merger Agreement and approval of the Texas Charter and Texas By-laws. All descriptions of the Texas Governing Documents are qualified by and subject to the more complete information set forth in those documents.

Implementing the Reincorporation, will have, among other things, the following effects:

(1)	The Company will merge with and into Alset, with Alset being the surviving corporation and we will cease to exist as a New York corporation.

(2)	The affairs of the Company will cease to be governed by New York Business Corporation Laws (“NYBCL”) and will become subject to the Texas Business Organizations Code, as amended (“TBOC”). See “Comparison of Stockholder Rights Before and After the Reincorporation” below.

(3)	The legal existence of the Company as a separate New York corporation will cease and Alset will continue with all of the rights, titles and interests of the Company, will continue with the same officers and directors of the Company, the rights of creditors of the Company will continue to exist as creditors of Alset, and the ownership interest of the stockholders of the Company will be converted to an identical interest in Alset.

(4)	All of the Company’s employee benefit and incentive plans and arrangements will be assumed by Alset upon the same terms and subject to the same conditions set forth in such plans and arrangements as before the Reincorporation.

(5)	Each outstanding share of our Common Stock will automatically be converted into one share of common stock, par value $0.02 per share, of Alset (“Alset Common Stock”).

(6)	Each outstanding share of our Series A Preferred Stock will automatically be converted into one share of Series A Preferred Stock of Alset (“Alset Series A”).

(7)	Each outstanding option to purchase our Common Stock will automatically be converted into an option to purchase an identical number of shares of Alset Common Stock at the same option price per share and upon the same terms and subject to the same conditions set forth in the applicable plans and related award agreements.

(8)	Alset Common Stock will become issuable upon the vesting of the Company’s existing restricted shares and awards of restricted stock units upon the same terms and subject to the same conditions set forth in the applicable plans and related award agreements.

(9)	The Texas Charter will be adopted under the laws of the State of Texas in form attached hereto as Exhibit II, which will increase the number of authorized shares of preferred stock available for issuance by us.

(10)	The Company will be renamed “Alset, Inc” and expects to change its stock symbol to coincide with its rebranding on NYSE American.

The Reincorporation will become effective upon filing of certificates of merger with the Secretary of State of each of New York and Texas, which filings are expected to be made as soon as practicable after stockholder adoption of the Merger Agreement. Pursuant to the terms of the Merger Agreement, the Reincorporation may be abandoned by the Board at any time before the Effective Time (whether before or after approval by the Company’s stockholders). In addition, the Company and Alset may amend the Merger Agreement at any time before the Effective Time (whether before or after approval by the Company’s stockholders), provided that after approval by the Company’s stockholders, no amendment may be made that by law requires further approval by the Company’s stockholders without obtaining such further approval.

No regulatory approval (other than various filings with Secretary of State of Texas and Texas discussed above) is required to effect the Reincorporation. The terms of the Reincorporation and Merger are described in more detail in the Merger Agreement and all descriptions of the Reincorporation are qualified by and subject to the more complete information therein.

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Reasons for the Reincorporation

In connection with the Reincorporation, our Board has determined that it is advisable and in the Company’s best interest to change the Company’s name from “Document Security Systems, Inc.” to “Alset, Inc.” to better align it with the Company’s principal business operations (the “Name Change”). The Board believes the proposed new name recognizes the expanded scope of our business and operation, however, the name of “Alset” is currently not available in the State of New York. The management of the Company discovered that the intended new name is available in the State of Texas and therefore suggested to the Board to re-incorporate in the Company in the State of Texas to be able to use the name of “Alset.”

The Company believes that the Texas legislature has demonstrated a willingness to maintain modern and effective corporation laws to meet changing business needs. While some regard NYBCL as an extensive and well-defined body of corporate law in the United States, the Company does not believe there is a significant risk to the Company or its stockholders if the Company is governed under TBOC rather than NYBCL. While there are some advantages under NYBCL to being a New York corporation, there are also advantages under TBOC law to being a Texas corporation.

The Company believes that, on balance, the impact on the Company of implementing the Reincorporation Proposal from a corporate law perspective will be positive to the Company and its stockholders. We have provided a discussion of differences between the NYBCL and TBOC below under the heading “Comparison of Stockholder Rights Before and After the Reincorporation.”

Name Change

The Board believes that the Name Change is in the best interest of the Company to create a name which is not related to the former business attempt, in which the Company may never again engage. The Board also believes that the Name Change will better reflects the nature of our anticipated operations. The Name Change is contingent and conditioned on stockholder approval of this Proposal, and, if the stockholders approve this Proposal 5, the Name Change will be effected through the filing of the Texas Charter.

Capitalization

Our authorized capital on the date of this Proxy Statement consisted of 200,000,000 shares of Common Stock and 46,868 shares of Series A Preferred Stock. As of the Record Date, there were 5,836,212 shares of Common Stock outstanding and 42,575 shares of Series A Preferred Stock outstanding. As set forth in the Texas Charter in the form attached to this Proxy Statement under Exhibit II, the proposed authorized capital of Alset consists of four hundred million (400,000,000) shares, of which two hundred million (200,000,000) shares shall be “blank check” preferred stock, par value $.02 per share (“Alset Preferred Stock”), and two hundred million (200,000,000) shares shall be Alset Common Stock. The number of shares of Alset Preferred Stock that will be designated as Alset Series A will be the number of Series A Convertible Stock outstanding on the date of filing of the Texas Charter.

The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by stockholders and the terms, rights and features of which are determined by the Board of Directors upon issuance. The authorization of such blank check preferred stock permits the board of directors to authorize and issue preferred stock from time to time in one or more series without seeking further action or vote of our stockholders.

The Board of Directors believes the authorization of the blank check preferred stock will give the Company the increased financial flexibility to respond deftly to potential acquisitions and opportunities, arrange financings at more favorable rates, and for other corporate purposes.

While we are asking stockholders to approve this proposal, we do not currently have any plan to issue any shares of preferred stock. The Reincorporation will not affect our total stockholder equity or total capitalization.

Regulatory Approvals and Third-Party Consents

Other than receipt of stockholder approval and the filing of a Texas Merger Certificate with the Texas Secretary of State and a New York Merger Certificate with the New York Secretary of State, to our knowledge, there are no federal or state regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation. Although the Reincorporation will require a technical relisting of our Common Stock on the NYSE American following the Reincorporation, our Common Stock will continue to be traded on the NYSE American and is expected to trade under a new stock symbol to coincide with the Company’s rebranding. To the extent the Reincorporation will require the consent or waiver of a third party (for example, the consent of the Company’s primary lender), the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Reincorporation. If a material consent cannot be obtained, the Company may determine not to proceed with the Reincorporation.

Employee and Director Benefit Matters

All employee benefit plans of the Company will be continued by Alset. The Company’s other employee benefit arrangements will also be continued by Alset upon the terms and subject to the conditions in effect prior to the Reincorporation. The Reincorporation will not accelerate the time of payment or vesting, or increase the amount of compensation or benefits under, any of the Company’s agreements with its directors and employees or any of its compensation and benefit programs.

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Effect of the Reincorporation on Stock Certificates

If this Reincorporation Proposal is approved, and the Company proceeds with the Reincorporation, it will not be necessary for stockholders to exchange their existing stock certificates for Alset stock certificates. However, as a result of the Reincorporation and Name Change, our Common Stock will receive a new CUSIP number, the number used to identify the Company’s equity securities. If at any time on or after the Effective Time a stockholder wishes to acquire a stock certificate with the new CUSIP number, the stockholder may do so by surrendering its, his or her certificate with the old CUSIP number to the transfer agent for Alset with a request for a replacement certificate. Following the Reincorporation, the transfer agent for Alset will continue to be American Stock Transfer and Trust Company

The Reincorporation will have no effect on the transferability of outstanding stock certificates representing the Company’s Common Stock.

Dissenters’ Rights of Appraisal

Pursuant to New York law, if the Reincorporation is approved by the Company’s stockholders, stockholders who dissent from the Reincorporation will not be entitled to appraisal rights.

Certain U.S. Federal Income Tax Consequences of the Reincorporation

The following is a brief summary of certain U.S. federal income tax consequences to holders of the Company’s Common Stock who receive Alset Common Stock as a result of the Reincorporation. The summary sets forth such consequences to the Company’s stockholders who hold their shares as a capital asset (generally, an asset held for investment).

This summary is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local or foreign tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, and rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations.

The Company has neither requested nor received a tax opinion from legal counsel with respect to the U.S. federal income tax consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service as to the federal income tax consequences of the Reincorporation.

The Reincorporation provided for in the Merger Agreement is intended to be treated as a “tax-free” reorganization as described in Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation qualifies as a “tax-free” reorganization, no gain or loss will be recognized to the holders of the Company’s Common Stock as a result of the consummation of the Reincorporation, and no gain or loss will be recognized by the Company or Alset. The basis of the acquired assets in the hands of Alset will be the same as the Company’s basis in such assets. Each former holder of the Company’s Common Stock will have the same basis in Alset Common Stock received by that holder pursuant to the Reincorporation as was the basis in the Company Common Stock held at the time the reincorporation was consummated. Each stockholder’s holding period with respect to the Alset Common Stock will include the period during which that stockholder held the corresponding the Company’s Common Stock, provided the latter was held by such holder as a capital asset at the time the Reincorporation was consummated.

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Comparison of Stockholder Rights Before and After the Reincorporation

Subject to stockholder approval prior to the Effective Time, the Company will change its state of incorporation to Texas and will thereafter be governed by TBOC, the Texas Charter and the Texas By-laws. There are certain differences between the rights of our stockholders under:

●	the TBOC, the proposed Texas Charter and the proposed Texas By-laws (collectively, such rights, the “Texas Rights”); and

●	the NYBCL, the New York Charter and the New York By-laws (collectively, such rights, the “New York Rights”), copies of which have been filed with the Securities and Exchange Commission.

Set forth below is a table that summarizes some of the significant differences in the Texas Rights and the New York Rights. Unless otherwise specified in the table, the New York Governing Documents do not differ from the default provisions of the NYBCL and the Texas Governing Documents do not differ from the default provisions of the TBOC. The following summary does not purport to be a complete statement of the Texas Rights and the New York Rights, and is qualified in its entirety by reference to the full text of the New York Governing Documents, the Texas Governing Documents, the NYBCL and the TBOC.

Provision	New York	Texas
Removal of Directors

Under the NYBCL, stockholders can remove directors for cause and, if provided in the certificate of incorporation or by-laws, without cause. The board can remove directors with or without cause if provided in the charter or a bylaw adopted by stockholders.

Under the New York Charter, directors may be removed by the affirmative vote of the majority of the Board or affirmative vote of the stockholders entitled to vote with the majority of the outstanding voting power, in each case only for cause.

Under Texas law, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the stockholders may remove a director, with or without cause, by a vote of the holders of a majority of the shares entitled to vote at an election of the directors.

If the corporation’s directors serve staggered terms, a director may not be removed except for cause unless the certificate of formation provides otherwise.

If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors. Where a corporation’s certificate of formation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

Filling Board Vacancies and Newly Created Vacancies	Under the New York By-laws, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other reason may be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director.

Under Texas law, any vacancy occurring in the board of directors may, unless otherwise authorized by a corporation’s certificate of formation, fill a vacancy or a newly created vacancy in a director position only: (i) by the affirmative vote of the majority of the directors then in office, even if less than a quorum, (ii) by the sole remaining director, or (iii) by the affirmative vote of the stockholders.

A directorship to be filled because of an increase in the number of directors may be filled by the stockholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the stockholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of stockholders.

The proposed Texas Bylaws require the affirmative vote of the majority of directors then in office, even if less than a quorum, to fill any vacancy in the board of directors.

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Stockholder Right to Call Special Meetings

Under the New York By-laws, special meetings of stockholders may only be called by any two or more directors, the Chairman or Chief Executive Officer, or the holders of no less than 10% of all the outstanding shares of the Company’s capital stock entitled to vote at the meeting.

Unlike in New York, under Texas law, stockholders are guaranteed the right to call special meetings. Unless otherwise specified in the corporation’s certificate of formation, holders of not less than 10% of all of the shares entitled to vote at the proposed meeting have the right to call a special stockholders’ meeting. The certificate of formation may allow for special meetings to be called by a number of shares greater than or less than 10%, but it may not set the required number of shares above 50%. The president, board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation may also call special stockholders’ meetings.

The proposed Texas Charter does not provide for a lower than 10% ownership threshold for stockholders of the Company to call a special stockholders’ meeting.

Stockholder Action by Written Consent

Under the NYBCL, unless otherwise specified in the certificate of incorporation, stockholder action in lieu of a meeting is permitted to be taken by unanimous written consent of those stockholders who would have been entitled to vote on a given action at a meeting.

Under Texas law, any action that may be taken at a meeting of the stockholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote on that action. The certificate of formation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of votes which would be required to take the action which is the subject of the consent at a meeting at which each of the shares entitled to vote thereon were present and voted.

The proposed Texas By-laws allow action by one or more written consents if such consent or consents are signed by the holder or holders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

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Notice of Stockholder Meetings	Under the New York By-laws, notice of stockholder meetings must be given in writing to each stockholder entitled to vote at the meeting not less than 10 nor more than 60 days before the meeting, except where the matter to be acted on is a merger or consolidation of the Company or a sale, lease or exchange of all or substantially all of its assets, that such notice shall be given not less than 20 days nor more than 60 days prior to such meeting.	Under the TBOC and the Texas By-laws, notice of stockholder meetings may be given by mail, courier service, email (unless the stockholder has notified the Company of an objection to receiving notice by email) or another form of electronic transmission consented to by the stockholder. Notice to each stockholder, regardless of method of delivery, will be delivered not less than 10 nor more than 60 days before the meeting.

Stockholder Vote Required for Certain Transactions

Under the NYBCL, a publicly traded New York corporation is prohibited from engaging in any “business combination” with an “interested stockholder” for a period of five years following the date the stockholder became an interested stockholder, unless:

(a) the board of directors approves either the business combination or the acquisition of stock by the interested stockholder before the interested stockholder acquires his or her shares;

(b) five years after such interested stockholder acquires his or her shares, the holders of a majority of the outstanding voting stock not beneficially owned by such interested stockholder approves the business combination; or

(c) the business combination meets certain fair price procedural requirements.

An “interested stockholder” under the NYBCL is generally a beneficial owner of at least 20% of the corporation’s outstanding voting stock.

“Business combinations” under the NYBCL include mergers and consolidations between corporations or with an interested stockholder; sales, leases, mortgages or other dispositions to an interested stockholder of assets with an aggregate market value which either equals 10% or more of the corporation’s consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation; issuances and transfers to an interested stockholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested stockholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested stockholder; and the receipt by an interested stockholder of any benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

Unless its certificate of formation provides otherwise, the TBOC prohibits Texas public corporations from entering into specific (i) mergers, share exchanges and conversions, (ii) sales of assets, reclassifications and other transactions sales or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of a company, (b) the aggregate market value of the outstanding stock of a company or (c) the earning power or net income of a company on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of a company to an affiliated stockholder, increase the affiliated stockholder’s proportionate share of ownership in a company or grant the affiliated stockholder disproportionate financial benefits, and (iv) liquidation proposals with an “affiliated stockholder” for a period of three years after the date the stockholder obtained “affiliated stockholder” status.

“Affiliated stockholder” is defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated stockholder prior to the affiliated stockholder becoming an affiliated stockholder, or (ii) the board of directors and two-thirds (or higher if specified in the certificate of formation) of the unaffiliated stockholders approve the transaction at a meeting held no earlier than six months after the stockholder acquires such ownership.

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A New York corporation may elect to waive the above restrictions in its original certificate of incorporation or in a by-law, which is approved by the affirmative vote of a majority of the outstanding voting stock of the corporation, excluding the stock owned by the interested stockholders and its affiliates and associates.

Neither the New York Charter nor the New York By-laws have waived these restrictions.

Pursuant to the terms of the Merger Agreement, the Merger may be abandoned by the Board at any time prior to the Effective Date.

Limitations on Director Liability

Under the NYBCL, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) if a judgment or other final adjudication adverse to the director establishes that the director acted in bad faith or engaged in intentional misconduct or a knowing violation of law, personally gained a financial profit to which the director was not legally entitled, or violated certain provisions of the NYBCL, or (b) for any act or omission prior to the adoption of such provision in the certificate of incorporation.

The New York Charter does not currently contain a provision limiting the personal liability of directors.

Texas law permits a corporation to eliminate in its certificate of formation all monetary liability of a director to the corporation or its stockholders for conduct in the performance of such director’s duties.

Texas law does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its stockholders, (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law, (iii) a transaction from which the director obtains an improper benefit, or (iv) a violation of applicable statutes which expressly provide for the liability of a director.

The proposed Texas certificate of formation does not eliminate the monetary liability of a director of the Alset.

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Indemnification	Under the NYBCL, a corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he was a director or officer of the corporation, or served such other corporation in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation. However, no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

Texas law permits a corporation to indemnify a director or former director, against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith, (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to the corporation, or is found liable on the basis he received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred and no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation, (ii) breach of the person’s duty of loyalty owed to the enterprise, or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

The proposed Texas By-laws provide for indemnification of directors and officers (including advancement of expenses) to the fullest extent permitted by applicable law.

The New York By-laws require the Company to indemnify directors and officers to the fullest extent of the law, but provides that no indemnification is required with respect to any settlement or disposition of a proceeding unless the Company has given its prior consent to such settlement/disposition. The New York By-laws also permit the Company to indemnify employees and to advance expenses to any person entitled to indemnification upon request.

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Appraisal Rights

Under the NYBCL, stockholders who follow certain procedures are entitled to exercise appraisal rights in the event of certain mergers or consolidations, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the Company.

However, in the case of a merger or consolidation appraisal rights are not available:

(a) to a stockholder of the parent corporation in a merger between a parent and a subsidiary corporation;

(b) to a stockholder of the surviving corporation in a merger authorized under the NYBCL, other than a merger specified above, unless such merger effects one or more of certain specified changes in the rights of the shares held by such stockholder; or

(c) in addition, in the case of a merger, consolidation or share exchange, appraisal rights are not available to a stockholder for the shares of any class or series of stock, which shares or depository receipts, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

Because the Company is listed on the New York Stock Exchange American, no appraisal rights are available to the Company’s stockholders under New York law in the event of a merger, consolidation or share exchange.

Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no stockholder approval is required under Texas law, stockholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a stockholder of a Texas corporation has no dissenters’ rights with respect to any plan or merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if:

(1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

(A)  listed on a national securities exchange (the Company currently meets this condition by virtue of its listing on the NASDAQ market); or

(B) held of record by at least 2,000 owners;

(2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

(3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:

(A) ownership interests, or depository receipts in respect of ownership interests, of a another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:

(i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance;

(ii) held of record by at least 2,000 owners;

(B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or

(C) any combination of the ownership interests and cash above.

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Stockholder Right to Inspect Stockholder List	Under the NYBCL, a stockholder of record may inspect the list of record stockholders upon giving at least five days’ written demand to do so. The inspection may be denied if the stockholder refuses to give an affidavit that such inspection is not desired for a purpose which is in the interest of a business other than the business of the corporation and that the stockholder has not been involved in selling or offering to sell any list of stockholders of any corporation within the preceding five years.	Under Texas law, a stockholder may, upon written demand stating a proper purpose, inspect the books and records of a corporation if such stockholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.

Anti-Greenmail Provision	Under the NYBCL, the Company is prohibited from purchasing or agreeing to purchase more than 10% of its stock from a stockholder at a price greater than the market value of the stock unless the purchase is approved by the Board and a majority of stockholders entitled to vote. However, this restriction does not apply when the Company offers to purchase shares from all of its stockholders or with respect to stock that a stockholder has owned beneficially for more than two years.	The TBOC does not contain a similar restriction on the Company’s ability to purchase its own stock.

Considerations of Directors	Under the NYBCL when making corporate decisions, directors are entitled to consider the long-term and/or short-term effects of any action on stockholders, employees, customers, creditors and the communities in which the corporation does business.	Texas corporate law includes statutory approval of directors considering both the long-term and short-term interests of the corporation and the stockholders.

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Exclusive Forum	There is no statutory provision in the NYBCL explicitly authorizing a company to designate an exclusive forum for certain types of litigation. The New York Charter and By-laws do not specify an exclusive forum.	Texas law does not have an authorizing statutory provision regarding the forum selection for a particular type of litigation.

Amendments to Charter

Under the NYBCL, except for certain ministerial changes, and except as otherwise required under a certificate of incorporation, a corporation’s certificate of incorporation may be amended only if authorized by the board of directors and approved by the holders of a majority of the outstanding stock entitled to vote on such amendment.

However, wherever the certification of incorporation requires action by the board or the holders of securities having voting power greater than is required by law, then such provision may not be altered, amended or repealed except by such greater vote.

Additionally, wherever the NYBCL requires a vote greater than a majority of the outstanding stock, then any amendment to the certificate of incorporation for the purpose of reducing this voting threshold may not be adopted except by the vote of stockholders having voting power that is at least equal to that which would be required to take the action.

Under Texas law, an amendment to the certificate of formation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.
Amendments of By-laws

Under the NYBCL, a corporation’s by-laws may be amended by the vote of the holders of a majority of the votes cast with respect to such amendment (rather than a majority of the shares outstanding) or, if permitted under the corporation’s certificate of incorporation or a bylaw adopted by the stockholders, by the board of directors.

The New York By-laws provide that the Board may amend the New York By-laws without stockholder approval, but any bylaw adopted by the Board may be amended or repealed by the stockholders.

Generally, under Texas law, the board of directors may amend, repeal or adopt a corporation’s bylaws. However, a corporation’s certificate of formation may reserve this power exclusively to a majority of the stockholders. Similarly, the stockholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw. Texas case law permits the corporation to increase the required threshold of stockholders necessary to amend the bylaws.

The proposed Texas Charter does not restrict the Board of Directors’ power to adopt, change or repeal any provisions of the Texas By-laws, subject to the stockholders’ right to change the bylaws.

Expiration of Proxies	Under the NYBCL, a proxy executed by a stockholder will remain valid for eleven months unless the proxy provides for a longer period.	Under Texas law, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is only valid for eleven months from its date unless otherwise provided in the proxy.

Votes Required for Approval

The approval of the reincorporation of the Company from New York to Texas requires the affirmative vote of a majority of the shares of the outstanding shares of the Company’s Common Stock entitled to vote on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The Company’s Board of Directors currently consists of eight directors; the Board size was increased from seven to eight persons on September 22, 2020, upon recommendation and approval by the Nominating and Corporate Governance Committee to do so.

Our executive officers and directors as of the date of this report are as follows:

NAME	POSITION
Frank D. Heuszel	Chief Executive Officer Director
Jason Grady	Chief Operating Officer
Todd D. Macko	Interim Chief Financial Officer
Heng Fai Ambrose Chan	Director, Chairman
John “JT” Thatch	Director
José Escudero	Director
Sassuan (Samson) Lee	Director
Wah Wai Lowell Lo	Director
Wai Leung William Wu	Director
Tung Moe Chan	Director

Biographical and certain other information concerning the Company’s officers and directors is set forth below. Except for Mr. Heng Fai Ambrose Chan and his son Mr. Tung Moe Chan, there are no familial relationships among any of our directors. Except as indicated below, none of our directors is a director in any other reporting companies. None of our directors has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. Each executive officer serves at the pleasure of the Board of Directors.

Name	Age	Director/Officer Since	Principal Occupation or Occupations and Directorships
Frank D. Heuszel	64	2018	Frank D. Heuszel has served as a director of the Company since July 30, 2018, and from July 2018 to April 2019, he served as chairman of the Company’s Audit Committee. Until October 28, 2020, he served as both the Company’s Chief Executive Officer and Interim Chief Financial Officer since April 17, 2019. Since then he serves only as the Chief Executive Officer and a director of the Company Mr. Heuszel has extensive expertise in a wide array of strategic, business, turnaround, and regulatory matters across several industries as a result of his executive management, educational, and operational experience. Prior to joining DSS, Mr. Heuszel had a very successful career in commercial banking. For over 35 years, Heuszel served in many senior executive roles with major US and international banking organizations. As a banker Mr. Heuszel has served as General Counsel, Director of Special Assets, Credit Officer, Chief Financial Officer and Auditor. Mr. Heuszel also operated a successful law practice focused on the litigation, corporate restructures, and merger and acquisitions, and collections. In addition to being an attorney and executive manager, Mr. Heuszel is also a Certified Public Accountant (retired), and a Certified Internal Auditor. Mr. Heuszel graduated from The University of Texas at Austin and from The South Texas College of Law, Houston.

On September 29, 2020, Mr. Heuszel was elected to the Board of Directors of the publicly traded company, Sharing Services Global Corporation, which is an OTCQB public company. At the time of the appointment, DSS owned 32.2% of the outstanding shares of Sharing Services, a diversified company dedicated to maximizing shareholder value through the acquisition and development of innovative companies, products, and technologies in the direct selling industry.

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Jason Grady	45	2018

Jason Grady has served as Chief Operating Officer of the Company since August of 2019 and, from July 2018, Mr. Grady has also served as President of Premier Packaging Corporation, a multi-division folding carton and security packaging company and wholly-owned subsidiary of the Company. From April 2010 through July 2018, Mr. Grady served as the Company’s Vice President of Sales. As COO, Mr. Grady’s role includes the operational management of multiple divisions, advising the direction of each of the company’s newly-formed subsidiaries, and the research and development of emerging market opportunities across diverse business operations. Mr. Grady’s roles have included strategic leadership and driving key initiatives that include re-engineering sales organizations, new business development, international sales, sales management and corporate marketing. He was responsible for the overall management of multi-divisional sales including anti-counterfeit & authentication solutions, enterprise security software technologies, and document security printing. Prior to his success at DSS, Mr. Grady served as Vice President of Marketing for the Parlec Corporation, a multi-market machine tool manufacturer, as the Director of Business Development for Berlin Packaging Corporation, a custom ridged box and folding carton manufacturer, and as a sales and marketing executive for OutStart, Inc. an enterprise e-learning software company. Mr. Grady obtained an undergraduate degree in Marketing and Communications and a Masters Degree in Business Administration from the Rochester Institute of Technology.

Todd D. Macko	48	2020

Todd Macko was promoted to Interim Chief Financial Officer effective October 28, 2020. Mr. Macko previously served as the Vice President of Finance of the Company. As the Vice President of Finance, Mr. Macko’s responsibilities included assisting DSS’s Interim Chief Financial Officer in all aspects of financial and regulatory reporting. In addition, his responsibilities included the day-to-day management of the Company’s Accounting and Finance team and the financial leadership in the directing and improving of the accounting, reporting, audit, and tax activities. Prior to his role as Vice President of Finance for the Company, Mr. Macko joined the wholly owned subsidiary of DSS, Premier Packaging Corporation in January 2019, as its Vice President of Finance.

Mr. Macko is a Certified Public Accountant with over 25 years of public and corporate financial management, business leadership and corporate strategy. Mr. Macko brings a wealth of experience with strengths in financial planning and analysis, business process re-engineering, budgeting, merger and acquisitions, financial reporting systems, project evaluation and treasury and capital management.

Prior to joining the Company, Mr. Macko served as the Corporate Controller for Baldwin Richardson Foods, a leading custom ingredients manufacturer for the food and beverage industry from November 2015 until January 2019. Prior to that, Mr. Macko served as the Controller for The Outdoor Group, LLC., Genesis Vision, Inc., Complemar Partners, Inc., and Level 3 Communications, Inc. Mr. Macko obtained is Bachelor of Science in Accounting from Rochester Institute of Technology.

Heng Fai Ambrose Chan	75	2017

Heng Fai Ambrose Chan has served as a director of the Company since February 12, 2017 and became Chairman of the Board of Directors on March 27, 2019. He has also served as an officer of the Company’s wholly-owned subsidiary, DSS International Inc., since July of 2017. Mr. Chan is an expert in banking and finance, with years of experience in the industry. Mr. Chan has restructured 35 companies in various industries and countries in the past 40 years. Mr. Chan currently serves as the Chief Executive Officer of Alset International, Inc. (formerly known as Singapore eDevelopment Limited (SED)), a publicly traded company on the Singapore Stock Exchange. He also serves as a director of BMI Capital Partners International Ltd., a wholly-owned subsidiary of SED. Mr. Chan also serves on the board of Holista CollTech Limited, a publicly traded company listed on the Australian Securities Exchange and Sharing Services Global Corporation, which is an OTCQB public company

Mr. Chan formerly served as (i) Managing Chairman of Heng Fai Enterprises Limited (now known as ZH International Holdings Limited) which trades on the Hong Kong Stock Exchange; (ii) the Managing Director of SGX Catalist-listed SingHaiyi Group Ltd., which under his leadership, transformed from a failing store-fixed business provider with net asset value of less than $10 million into a property trading and investment company and finally to a property development company with net asset value over $150 million before Mr. Chan ceded controlling interest in late 2012; (iii) the Executive Chairman of China Gas Holdings Limited, a formerly failing fashion retail company listed on the Hong Kong Stock Exchange, which under his direction, was restructured to become one of the few large participants in the investment in and operation of city gas pipeline infrastructure in China; (iv) a director of Global Med Technologies, Inc., a medical company listed on NASDAQ engaged in the design, development, marketing and support information for management software products for healthcare-related facilities; (v) a director of Skywest Limited, an ASX-listed airline company; and (vi) the Chairman and Director of American Pacific Bank. In 1987, Mr. Chan acquired American Pacific Bank, a full-service U.S. commercial bank, and brought it out of bankruptcy. He recapitalized, refocused and grew the bank’s operations. Under his guidance it became a NASDAQ-listed high asset quality bank with zero loan losses for over five consecutive years before it was ultimately bought and merged into Riverview Bancorp Inc. Mr. Chan’s international business contacts and experience qualifies him to serve on our Board of Directors.

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John “JT” Thatch	58	2019	John “JT” Thatch has served as a director of the Company since May 9, 2019 and as Lead Independent Director since December 9, 2019. Mr. Thatch is an accomplished professional and entrepreneur who has started, owned and operated several businesses in various industries and in both the public and private arena. The industries in which his companies have operated include the service, retail, wholesale, education, finance, real estate management and technology industries. Since March 2018, Mr. Thatch has served as the Chief Executive Officer and a director of Sharing Services Global Corporation, a publicly traded holding company focused in the direct selling and marketing industry. He is also a principal owner of Superior Wine & Spirits, a Florida-based company that imports, wholesales and distributes wine and liquor throughout the State of Florida. He has been involved in this business venture since February of 2016. Mr. Thatch served as Chief Executive Officer of Universal Education Strategies, Inc. from January 2009 - January 2016, an organization consisting of six companies that specialized in the development and sales of educational products and services. From 2000 - 2005, he was the Chief Executive Officer of Onscreen Technologies, Inc., currently listed on NASDAQ as CUI Global, Inc., a global leader in the development of cutting-edge thermal management technologies for integrated LED technologies, circuits and superconductors. Mr. Thatch was responsible for all aspects of the company including board and stockholder communications, public reporting and compliance with Sarbanes-Oxley, structuring and managing the firm’s financial operations, and expansion initiatives for all corporate products and services. Mr. Thatch’s public company financial and management experience in the strategic growth and development of various companies qualify him to Board serve on the Company’s Board of Directors and a member of the DSS Audit Committee.

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José Escudero	44	2019	José Escudero has served as a director of the Company since August 5, 2019. He has served as the Managing Partner at BMI Capital Spain, a private investment bank, since September 2013. Previously, Mr. Escudero served as Principal at Hallman & Burke, an international consulting firm, from July 2009 through September 2013. Mr. Escudero has a B.Sc. in Economics from the Francisco de Vitoria University and a Master’s degree in Corporate Finance and Investment Banking from the Options & Futures Institute. Mr. Escudero’s experience in merger and acquisitions, corporate finance, and international trade along with his education in economics and finance and investment banking qualifies him to serve on the Company’s Board of Directors

Sassuan (Samson) Lee	49	2019

Mr. Sassuan (Samson) Lee has served as a director of the Company since August 5, 2019. He co-founded STO Global X, a technology and service provider for security token exchange solutions, in December 2017. He has also served as the Chief Crypto-Economic Advisor for Gibraltar Stock Exchange and Gibraltar Blockchain Exchange since September 2017. In November 2016, Mr. Lee founded Coinstreet Partners, a consultancy firm focused on blockchain, fintech, cryptocurrency and digital assets, and has served as its Chief Executive Officer since inception. Mr. Lee currently serves on the board of directors of Sharing Services Global Corporation, which is an OTCQB public company. Mr. Lee previously served as Managing Director at uCast Global Asia from December 2015 through November 2016. Mr. Lee also served as the Executive Vice President of the Greater China region at Movideo from June 2015 through December 2015 and as Vice President and General Manager of the Greater China and South Asia Pacific regions at NeuLion Inc. from July 2008 through June 2015. Mr. Lee received his Bachelor of Commerce degree from the University of Toronto and his MBA and MS degrees from the Hong Kong University of Science and Technology. Mr. Lee’s extensive experience and recognized expert in the fields of technology, blockchain, cryptocurrency and fintech, combined with his experience as Chief Executive Officer and Managing Director of successful international businesses qualifies him to serve on the Company’s Board of Directors and a member of the DSS Audit Committee

Wai Leung William Wu	53	2019

Mr. Wai Leung William Wu has served as a director of the Company since October 20, 2019. He served as the managing director of Investment Banking at Glory Sun Securities Limited since January 2019. Mr. Wu previously served as the executive director and chief executive officer of Power Financial Group Limited from November 2017 to January 2019. Mr. Wu has served as a director of Asia Allied Infrastructure Holdings Limited since February 2015. Mr. Wu previously served as a director and chief executive officer of RHB Hong Kong Limited from April 2011 to October 2017. Mr. Wu served as the chief executive officer of SW Kingsway Capital Holdings Limited (now known as Sunwah Kingsway Capital Holdings Limited) from April 2006 to September 2010. Mr. Wu holds a Bachelor of Business Administration degree and a Master of Business Administration degree of Simon Fraser University in Canada. He was qualified as a chartered financial analyst of The Institute of Chartered Financial Analysts in 1996.

Mr. Wu previously worked for a number of international investment banks and possesses over 26 years of experience in the investment banking, capital markets, institutional broking and direct investment businesses. He is a registered license holder to carry out Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong). Mr. Wu has served as a member of the Guangxi Zhuang Autonomous Region Committee of the Chinese People’s Political Consultative Conference in January 2013. Mr. Wu’s experience in banking, capital markets, investment banking, Asian economic and banking dynamics, and education in corporate finance and asset management qualifies him to serve on the Company’s Board of Directors and a member of the DSS Audit Committee.

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Wah Wai Lowell Lo	56	2019	Mr. Wah Wai Lowell Lo (also known as Lowell Lo) has served as a director of the Company since April 12, 2019. Mr. Lo is currently Chairman and Managing Director of the BMI Intelligence Group Limited, a leading corporate consulting and financial services firm in the Asia Pacific Region he founded in 1995, and is responsible for the overall management, strategic planning and development of the firm. Prior to establishing BMI Intelligence Group Limited, Mr. Lo was the Audit Manager of Deloitte Touche Tohmatsu for nine years, including two years of service in Deloitte’s U.S. headquarters. Mr. Lo has extensive experience with initial public offerings and has participated in the listings of several companies including Ajisen Remen, 361 Degrees Group, Lilanz Group and IGG. Mr. Lo’s professional qualifications include Hong Kong Certified Public Accountants (CPA), American Institute of Certified Public Accountants (AICPA), Information Systems Auditor and Control Association (ISACA) and Senior International Finance Manager (SIFM). Mr. Lo is also currently and independent, non-executive board member of Chongqing Machinery & Electric Co., Ltd. And Tenfu (Cayman) Holdings Company Limited, both Hong Kong Exchange-listed companies. Mr. Lo received his bachelor’s degree in Business Administration from the Chinese University of Hong Kong and a master’s degree from the New Jersey Institute of Technology. Mr. Lo’s financial expertise and experience in the management and strategic development of various companies qualifies him to serve on the Company’s board of directors.

Tung Moe Chan	42	2020

Mr. Tung Moe Chan has served as a director of the Company since September 2020. He currently serves as Group Chief Development Officer of Singapore Exchange-listed Alset International Limited, overseeing the company’s global property business, and as Vice President and Director of Corporate Development of American Medical REIT Inc., positions he has held since August 2020. Mr. Moe Chan also serves as Co-Chief Executive Officer and Director of LiquidValue Development Inc. (f.k.a SeD Intelligent Home Inc.)(USA), a company he joined in 2017, and as Director and Chief Executive Officer (International) of Alset IHome Inc. (f.k.a. SeD Home & REITs Inc.)(USA) a company he joined in 2015. He previously served as Chief Executive Officer of Pop Motion Consulting Pte Ltd. (Singapore) from 2018 to 2020. Prior to that, in 2015 he was Group Chief Operating Officer of Hong Kong Stock Exchange listed Zensun International Limited where he was responsible for the company’s global business operations consisting of REIT ownership and management, property development, hotels and hospitality, as well as property and securities investment and trading. Within the past five years, Mr. Moe Chan has served as a director of MasterCard issuer Xpress Finance Limited as well as RSI International Systems Inc., which was a hotel software company listed on the Toronto Stock Exchange.

He holds a Master’s Degree in Business Administration with honors from the University of Western Ontario, a Master’s Degree in Electro-Mechanical Engineering with honors and a Bachelor’s Degree in Applied Science with honors from the University of British Columbia.

Board of Directors and Committees

The Company has determined that each of Mr. John “JT” Thatch, Mr. Wai Leung William Wu, Mr. Sassuan (Samson) Lee and Mr. José Escudero qualify as independent directors (as defined under Section 803 of the NYSE American LLC Company Guide).

In fiscal 2019, each of the Company’s independent directors attended or participated in 81% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee. During the fiscal year ended December 31, 2019, the Board held 13 meetings and acted by written consent on one occasion.

On December 9, 2019, the Board appointed Mr. Thatch as the Lead Independent Director, effective immediately. Mr. Thatch will serve as the Lead Independent Director until his successor is duly appointed and qualified, or until his earlier removal or resignation or such time as he is no longer considered an independent director under the New York Stock Exchange listing standards. Mr. Thatch’s authority, responsibilities, and duties as the Lead Independent Director include the following: (i) preside at all meetings of the Board at which the Chairman of the Board is not present, at all meetings of the independent directors and at all executive sessions of the independent directors, (ii) have a reasonable opportunity to review and comment on Board meeting agendas, (iii) serve as a liaison between the Chairman of the Board and the other members of the Board, (iv) have the authority to call special meetings of the Board and of the independent directors, and (v) perform such other duties as the Board may from time to time delegate.

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Audit Committee

The Company has separately designated an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held 7 meetings in 2019 and acted by written consent on 0 occasions. The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. As of December 1, 2019, the Audit Committee is comprised of Mr. John “JT” Thatch, Mr. Wai Leung William Wu and Mr. Sassuan (Samson) Lee. Each of Mr. Wu, Mr. Thatch and Mr. Lee is qualified as a “financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933, as amended. Each of the members of the Audit Committee is an independent director (as defined under Section 803 of the NYSE American LLC Company Guide). Mr. Thatch serves as Chairman of the Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

Compensation and Management Resources Committee

The purpose of the Compensation and Management Resources Committee is to assist the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company’s executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans. The Compensation and Management Resources Committee held two meetings in 2019.

The Compensation and Management Resources Committee is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans. The Compensation and Management Resources Committee consists of Mr. José Escudero, Mr. Wai Leung William Wu and Mr. Sassuan (Samson) Lee, with Mr. Lee as the Chairman. Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Section 803 of the NYSE American Company Guide). The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with its charter are to review and discuss with management and the Board the objectives, philosophy, structure, cost and administration of the Company’s executive compensation and employee benefit policies and programs; no less than annually, review and approve, with respect to the Chief Executive Officer and the other executive officers (a) all elements of compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; make recommendations to the Board with respect to the Company’s major long-term incentive plans applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the Chief Executive Officer and other executive officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; recommend to the Board for its approval a succession plan for the Chief Executive Officer, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business; review programs created and maintained by management for the development and succession of other executive officers and any other individuals identified by management or the Compensation and Management Resources Committee; review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee’s purpose.

The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management Resources Committee. The Company’s Chief Executive Officer does not attend any portion of a meeting where the Chief Executive Officer’s performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

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The Compensation and Management Resources Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or other executive officer compensation or employee benefit plans, and has sole authority to approve the consultant’s fees and other retention terms. The Compensation and Management Resources Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. The Nominating and Corporate Governance Committee consists of Mr. John “JT” Thatch, the Chairman of the committee, Mr. Sassuan (Samson) Lee and Mr. José Escudero, each of whom is an independent director (as defined under Section 803 of the NYSE American LLC Company Guide). The Nominating and Corporate Governance Committee held 5 meetings in 2019 and did not act by written consent. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com. The Nominating and Corporate Governance Committee adheres to the Company’s By-Laws provisions and Securities and Exchange Commission rules relating to proposals by stockholders when considering director candidates that might be recommended by stockholders, along with the requirements set forth in the committee’s Policy with Regard to Consideration of Candidates Recommended for Election to the Board of Directors, also available on our website. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.

Code of Ethics

The Company has adopted a Code of Ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Ethics covering all of our employees, directors and officers, is available on the Corporate Governance section of our web site at www.dsssecure.com.

Information about our Executive Officers

Since April 17, 2019, Frank D. Heuszel has been serving as the Chief Executive Officer and Interim Chief Financial Officer of the Company. On October 28, 2020, Mr. Heuszel became solely the CEO and transferred the Interim Chief Financial Officer title to Todd D. Macko. The biography for Mr. Heuszel and Mr. Macko is contained herein in the information disclosures relating to the Company’s directors above.

On July 11, 2019, the Board appointed Mr. Jason Grady as the Company’s Chief Operating Officer, effective July 15, 2019.

At the close of 2018, the Company’s Named Executive Officers were Jeffrey Ronaldi, who served as the Company’s Chief Executive Officer, and Philip Jones, who served as the Company’s Chief Financial Officer. On March 27, 2019, in anticipation of the departure of Mr. Ronaldi from his position as the Company’s Chief Executive Officer, the Board of Directors of the Company determined to reassign Mr. Ronaldi’s responsibilities to Mr. Jones, who was then serving as the Company’s Chief Financial Officer. Mr. Ronaldi’s employment as Chief Executive Officer ended on April 10, 2019. On March 27, 2019, Mr. Jones assumed the role of interim Principal Executive Officer in addition to his duties as Chief Financial Officer of the Company. On April 9, 2019, Mr. Jones tendered his resignation as Chief Financial Officer and interim Principal Executive Officer of the Company, with his departure from the Company effective April 17, 2019.

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Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceedings in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K.

Director Compensation

The following table sets forth cash compensation and the value of stock options awards granted to the Company’s non-employee independent directors, who were not also named executive officers, for their service in fiscal 2019:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation		Total
Current Directors
Heng Fai Ambrose Chan	$61,799	$-	$31,403	(4)	$93,202
John “JT” Thatch	$19,500	$12,842	$-		$32,342
Wah Wai Lowell Lo	$-	$17,122	$-		$17,122
Sassuan (Samson) Lee	$11,500	$12,842	$-		$24,342
José Escudero	$10,000	$12,842	$-		$22,842
Wai Leung William Wu	$2,000	$-	$-		$2,000
Tung Moe Chan (5)	$-	$-	$-		$-
Prior Directors
Pamella Avallone (3)	$21,500	$12,842	$-		$34,342
Joseph Sanders (2)	$28,000	$12,842	$-		$40,842
Clark Marcus (3)	$13,500	$-	$-		$13,500
Daniel DelGiorno (3)	$-	$17,122	$-		$17,122
Stanly Grisham (3)	$14,000	$12,842	$-		$26,842
Brett Scott (3)	$10,500	$12,842	$-		$23,342

(1)	Represents the total grant date fair value of stock awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 10 to our consolidated financial statements for the year ended December 31, 2019.

(2)	Such person did not stand for re-election at the 2019 Annual Stockholder meeting.

(3)	Resigned as director of the Company during 2019.

(4)	In connection with his employment contract as an officer of the Company’s subsidiary, Mr. Chan received $31,403 in fully vested restricted stock with a two-year lock-up period.

(5)	Mr. Tung Moe Chan was appointed to the Board on September 22, 2020.

Each independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide) is entitled to receive base cash compensation of $12,000 annually, provided such director attends at least 75% of all Board of Director meetings, and all scheduled committee meetings. Each independent director is entitled to receive an additional $1,000 for each Board of Director meeting he attends, and an additional $500 for each committee meeting he attends, provided such committee meeting falls on a date other than the date of a full Board of Directors meeting. Each of the independent directors is also eligible to receive discretionary grants of options or restricted stock under the Company’s 2020 Equity Incentive Plan. Non-independent members of the Board of Directors do not receive compensation in their capacity as directors, except for reimbursement of travel expenses.

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On September 23, 2019, the Company entered in an executive employment agreement with Mr. Heng Fai Ambrose Chan, a director of the Company, Chief Executive Officer of the Company’s wholly-owned subsidiary DSS International Inc. and Chief Executive Officer of DSS Asia, a wholly-owned subsidiary of DSS International Inc. Pursuant to the agreement, Mr. Chan received an annual base salary of $250,000, payable quarterly in either cash or Common Stock, subject to availability of shares under a stockholder-approved stock plan. The calculation of each quarterly payment of Common Stock shall be the Company’s average trading price for the last ten trading days of that quarter. Mr. Chan is also eligible to receive an annual performance bonus, in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. Mr. Chan has the option to have the bonus paid in Company Common Stock. In the event of a change in control of the Company or the termination of Mr. Chan’s employment without cause, Mr. Chan shall receive four-months’ salary, payable monthly. In connection with this agreement, Mr. Chan was awarded 74,770 shares of fully vested restricted stock with a two-year lock-up period and had an aggregated grant date fair value of approximately $31,000.

Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals. Mr. Heng Fai Ambrose Chan currently serves as Chairman of the Board and Frank D. Heuszel currently serves as Chief Executive Officer and as a member of the Board. Although no formal policy currently exists, the Board determined that the separation of these positions would allow our Chief Executive Officer to devote his time to the daily execution of the Company’s business strategies and the Board Chairman to devote his time to the long-term strategic direction of the Company. Our senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at our Company, two of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of corporate governance. Other general business risks such as economic and regulatory risks are monitored by the full Board. While the Board oversees the Company’s risk management, management is responsible for day-to-day oversight of risk management processes.

Compensation Risk Assessment

Our Board considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Board does not believe that our compensation program encourages excessive or inappropriate risk-taking. The Board believes that the design of our compensation program does not motivate imprudent risk-taking.

Director Nominations

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Corporate Governance/Charters section of our web site, www.dsssecure.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors must submit a written notice of such recommendation to the Company and strictly comply with all the requirements set forth in the Nominating and Corporate Governance Committee Policy With Regard to Consideration of Candidates Recommended for Election to the Board of Directors, a copy of which is also available on the Investors/Charters section of our web site. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written notice of recommendation addressed to: Document Security Systems, Inc., Nominating and Corporate Governance Committee, 200 Canal View Boulevard, Suite 104, Rochester, New York 14623. Each written notice must set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended, (b) a representation that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, (e) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected, and (f) a description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

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Communication with Directors

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems, Inc., Board of Directors, Attention: Heng Fai Ambrose Chan, Chairman of the Board, 200 Canal View Boulevard, Suite 104, Rochester, New York 14623. All communications made by this means will be received by the Chairman of the Board.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by each of the persons serving as the Company’s Chief Executive Officer, Chief Financial Officer and President, referred to herein collectively as the “Named Executive Officers”, or NEOs, for services rendered to us for the years ended December 31, 2019 and 2018:

Name and principal position	Year	Salary	Bonus	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (2)		Total
Frank D. Heuszel, Chief Executive Officer	2019	$91,615	61,103	31,403	-	-	-	15,843	(3)	$199,964
	2018	$-	-	-	-	-	-	9,500	(4)	$9,500
Jason Grady, Chief Operating Officer	2019	$84,615	61,103	31,403	-	-	-	7,170		$184,291
	2018	$-	-	-	-	-	-	-		$-
Philip Jones, Chief Financial Officer	2019	$59,231	-	-	-	-	-	2,073		$61,304
	2018	$199,038	-	-	-	25,000	-	-		$224,038
Jeffrey Ronaldi, Chief Financial Officer	2019	$61,297	-	-	-	-	-	-		$61,297
	2018	$200,000	-	67,263	-	-	-	5,086		$272,349
Robert B. Bzdick, President (5)	2019	$-	-	-	-	212,124	-	-		$212,124
	2018	$116,667	-	-	-	216,927	-	18,580		$352,174

(1)	Represents the total grant date fair value of restricted stock awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 10 to our financial statements for the year ended December 31, 2019.

(2)	Includes health insurance premiums, retirement matching funds and automobile expenses paid by the Company.

(3)	Includes $8,000 Mr. Heuszel received for his service as an independent director from January 1, 2019 through April 18, 2019, after which he no longer served as an independent director as he became the Company’s Executive Officer and interim Chief Financial Officer.

(4)	Includes $9,500 Mr. Heuszel received for his service as an independent director.

(5)	Mr. Bzdick served as President of the Company and Chief Executive Officer of Premier Packaging Corporation, a wholly-owned subsidiary of the Company, until August 1, 2018.

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Employment and Severance Agreements

Frank D. Heuszel has served as the Company’s Chief Executive Officer since April 11, 2019, and also as the Company’s interim Chief Financial Officer since April 17, 2019. Upon his appointment, the Company agreed to pay Mr. Heuszel cash compensation in the amount of $7,500 per month for his combined services as interim Chief Executive Officer and Chief Financial Officer. On August 27, 2019, the Company entered into an executive employment agreement with Mr. Heuszel. Pursuant to the agreement, Mr. Heuszel shall receive an annual base salary of $165,000, payable bi-weekly, and shall be eligible to an annual performance bonus in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. In the event of a change in control of the Company or the termination of Mr. Heuszel’s employment without cause, Mr. Heuszel shall receive four-months’ salary, payable monthly. In October 2020, this Employment Contract was extended on the same general terms to expire on December 31, 2020. Commencing January 1, 2021, the Company and Mr. Heuszel have entered into a new three-year Employment Contract schedule to terminate on December 31, 2023. Under the terms of this Employment contract, Mr. Heuszel shall receive an annual base salary of $260,000, payable bi-weekly, and he is eligible to an annual performance bonus in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. As in his previous employment agreement, in the event of his termination without cause, Mr. Heuszel shall receive four-months’ salary, payable monthly.

On September 5, 2019, the Company entered in an executive employment agreement with Mr. Jason Grady, the Company’s Chief Operating Officer. Pursuant to the agreement, Mr. Grady shall receive an annual base salary of $200,000 and shall be eligible to receive an annual performance bonus, in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. In the event of a change in control of the Company or the termination of Mr. Grady’s employment without cause, he shall be entitled to receive four-month’s base salary. Negotiations are currently in process to renew the terms of the existing contract.

On September 23, 2019, the Company entered in an executive employment agreement with Mr. Heng Fai Ambrose Chan, the Chief Executive Officer of  DSS Cyber Security Pte, Ltd, a subsidiary of the Company. Pursuant to the agreement, Mr. Chan shall receive an annual base salary of $250,000 and shall be eligible to receive an annual performance bonus, in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. In the event of a change in control of the Company or the termination of Mr. Chan’s employment without cause, he shall be entitled to receive four-months base salary.  Negotiations are currently in process to renew the terms of the existing contract.

Todd D. Macko was promoted to Interim Chief Financial Officer on October 29, 2020. Mr. Macko’s annual base salary is $150,000 and he is eligible to receive an annual performance bonus, upon the Company’s achievement of certain net income goals, up to 50% of his annual base salary.

The Company’s previous Named Executive Officers, Robert Bzdick, Jeffrey Ronaldi and Philip Jones are no longer employed by the Company as of August 1, 2018, April 10, 2019, and April 17, 2019, respectively.

Mr. Jones was an at-will employee. If Mr. Jones’ employment had been involuntarily terminated by the Company, he would have been entitled to receive severance payments in the amount of four months current base-salary.

On July 31, 2018, the Company and Robert Bzdick entered into a Non-Compete Letter Agreement (the “Agreement”) whereby the parties mutually agreed that Mr. Bzdick’s employment as President of the Company and Chief Executive Officer of Premier Packaging Corporation, a wholly-owned subsidiary of the Company, would terminate effective on August 1, 2018. The Agreement voided and replaced Mr. Bzdick’s previous employment agreement with the Company, originally dated February 12, 2010, and amended on October 1, 2012, except for the non-competition and non-solicitation covenants contained therein, which were carried forward in their entirety to the new Agreement.

Pursuant to the terms of the Agreement, Mr. Bzdick received his regular wages and contractual bonus sum accrued through the separation date, and also receives the sum of $16,000 per month, for a period of 19 months, as consideration for the two-year non-competition and non-solicitation restrictive covenants contained in the Agreement, which are identical to the restrictive covenants contained in Mr. Bzdick’s previous employment agreement, which are now incorporated by reference into the Agreement. In addition, the Company agreed to continue to pay the cost of Mr. Bzdick’s health, dental and vision insurance coverage for a period of 19 months or until he is eligible for such benefits from another employer, whichever is shorter. In the Agreement, Mr. Bzdick specifically acknowledges that, among other remedies, the Company is entitled to cease all payments under the Agreement and recoup all payments previously made in the event Mr. Bzdick revokes, violates or breaches the Agreement, or discontinues any promised act under the Agreement. Moreover, the Agreement further provides that in the event Mr. Bzdick breaches the Agreement by bringing suit or filing a claim with an administrative agency, then he must, as a condition precedent, repay to the Company in cash all consideration received pursuant to the Agreement. The Agreement also contains standard mutual release and damages clauses, and a clause that provides that in any action for breach of the Agreement, the prevailing party shall be entitled to recover attorneys’ fees from the opposing party.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2019, there were no outstanding equity awards to our Named Executive Officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Common Stock as of October 29, 2020 by each person known by the Company to beneficially own more than 5% of the Common Stock, each director and each of the executive officers named in the Summary Compensation Table (see “Executive Compensation” above), and by all of the Company’s directors and executive officers as a group. Each person has sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes to the table and each person’s address is c/o Document Security Systems, Inc., 200 Canal View Boulevard, Suite 104, Rochester, New York 14623.

For purposes of this table, beneficial ownership is determined in accordance with the Securities and Exchange Commission rules, and includes investment power with respect to shares owned and shares issuable pursuant to warrants or options exercisable within 60 days of October 29, 2020.

The percentages of shares beneficially owned are based on 5,836,212 shares of our Common Stock issued and outstanding as of October 29, 2020, and is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on October 29, 2020, plus (b) the number of shares such person has the right to acquire within 60 days of October 29, 2020.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Share Beneficially Owned
Heng Fai Ambrose Chan (1)	1,936,918	33.0%
John “JT” Thatch	1,020	*
Wah Wai Lowell Lo	1,359	*
Sassuan (Samson) Lee	1,020	*
José Escudero	1,020	*
Frank D. Heuszel	2,493	*
Wai Leung William Wu	1,020	*
Jason Grady	2,493	*
Todd D. Macko	1,667	*
Tung Moe Chan	-	-
All officers and directors as a group (10 persons)	1,949,010	33.4%

5% Stockholders
Global BioMedical Pte Inc. (2)	1,171,759	19.9%
Heng Fai Ambrose Chan (1)	See Above	See Above

* Less than1%.

(1)	Consists of (a) 59,551 shares of Common Stock held by Heng Fai Holdings Limited; (b) 16,667 shares of Common Stock held by BMI Capital Partners International Limited; (c) 22,767 shares of Common Stock held by Hengfai Business Development Pte Ltd; (d) 451,293 shares of Common Stock held individually; (e) 214,881 shares of Common Stock held by LiquidValue Development Pte Ltd.; and (f) (i) 1,145,834 shares of Common Stock and (ii) 25,925 shares of Common Stock that could be obtained upon the conversion of shares of Series A Preferred Stock held by Global Biomedical Pte. Ltd.

(2)	Consists of (a) 1,145,834 shares of Common Stock and (b) 25,925 shares of Common Stock that could be obtained upon the conversion of shares of Series A Preferred Stock,

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2019, all Reporting Persons were in compliance with the applicable requirements of Section 16(a) of the Exchange Act.

Transactions with Related Persons

Except as disclosed herein, no director, executive officer, stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since January 1, 2019, in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Effective on February 18, 2019, the Company entered into a Convertible Promissory Note (the “Note”) with LiquidValue Development Pte Ltd (the “Holder”) in the principal sum of $500,000 (the “Principal Amount”), of which up to $500,000 of the Principal Amount can be paid by the conversion of such amount into the Company’s common stock up to a maximum of 14,881 shares of Common Stock, at a conversion price of $33.60 per share. The Note carried a fixed interest rate of 8% per annum and had a term of 12-months. Accrued interest was payable in cash in arrears on the last day of each calendar quarter, with the first interest payment due on June 30, 2019, and remained payable until the Principal Amount is paid in full. The Holder is a related party, owned by one of the Company’s directors. Effective on March 25, 2019, the Holder exercised its conversion option to convert the Maximum Conversion Amount under the Note and thereby received 14,881 shares of Common Stock. As a result of Holder’s election to exercise its full conversion rights under the Note, the Note was cancelled effective on March 25, 2019.

On February 22, 2019, one of the Company’s foreign subsidiaries, DSS Cyber Security Pte Ltd. entered into a licensing and distribution agreement with Advanced Cyber Security Corp. (“ACS”). As consideration for the licensing and distribution agreement, the Company paid ACS $350,000 cash and on March 5, 2019, issued ACS 4,348 shares of the Company’s common stock at $34.50 per share as additional consideration for the agreement. Daniel DelGiorno is the Chief Executive Officer and owner of ACS. Mr. DelGiorno is a former director of the Company and a related party.

On May 31, 2019, the Company issued and sold an unsecured promissory note to LiquidValue Development Pte Ltd, an entity owned by Mr. Chan, in the principal amount of $650,000. Proceeds from the note were used for general corporate purposes. This Note was paid in full on June 12, 2019.

On June 5, 2019 the Company completed an underwritten public offering (the “Offering”) with gross proceeds of $5.6 million before deducting underwriting discounts and commissions and other estimated offering expenses. The Offering included 373,334 shares of the Company’s common stock and 56,000 additional shares from the exercise of the underwriter’s purchase option to cover over-allotments, at the public offering price of $15.00 per share. Mr. Chan purchased 66,667 shares of Common Stock in the Offering, for an aggregate purchase price of $1,000,000.

On October 29, 2019 and subsequently October 30, 2019, the Audit Committee and the Board of Directors of the Company approved the issuance of common stock, not to exceed 200,000 shares, via private placement with a related party. Pursuant to a Subscription Agreement, LiquidValue Development Pte LTD, a company owned and controlled by Mr. Heng Fai Ambrose Chan, DSS’s Chairman, purchased from the Company, in a private placement, and aggregate of 200,000 shares of common stock, for an above market purchase price equal to $9.00 per share for gross proceeds to the Company of $1,822,200 (before deductions for placement agent fees and other expenses). This transaction was executed on November 1, 2019.

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As of December 31, 2018, the Company owned 21,196,552 ordinary shares and an existing three-year warrant to purchase up to 105,982,759 ordinary shares at an exercise price of SGD$0.040 (US$0.0298) per share of Alset International Limited (“Alset International”) (formally Singapore eDevelopment Ltd.)), a company incorporated in Singapore and publicly listed on the Singapore Exchange Limited. The restriction on the sale of shares, and execution of the warrants expired on September 17, 2019. The carrying value of the initial 21,196,552 ordinary shares investment as of December 31, 2019 was $324,930. On December 19, 2019, the Company exercised the warrant, in part, pursuant to which the Company acquired 61,977,577 ordinary shares of Alset International. The total consideration paid by the Company for these ordinary shares was SGD$2,479,103.08, or approximately $1,833,000 USD, the investment value at December 31, 2019. After giving effect to the warrant exercise, the Company owned 83,174,129 ordinary shares of Alset International, representing approximately 7.1% of the outstanding shares of Alset International at the time, and the remaining warrant to purchase 44,005,182 ordinary shares of Alset International. On June 25, 2020, the Company exercised those warrants bringing its total ownership to 127,179,311 shares or approximately 10% of the outstanding shares of Alset International as of September 30, 2020. Mr. Chan is the Executive Director and Chief Executive Officer of Alset International, and its largest stockholder.

On February 25, 2020, the Company completed an underwritten public offering (the “Offering”) with gross proceeds of $4.6 million before deducting underwriting discounts and commissions and other estimated offering expenses. The Offering included 740,741 shares of the Company’s common stock and 111,112 additional shares from the exercise of the underwriter’s purchase option to cover over-allotments, at the public offering price of $5.40 per share. Mr. Chan purchased 370,371 shares of Common Stock in the Offering, for an aggregate purchase price of $2,000,000.

On March 3, 2020, the Company entered into a binding term sheet (the “Term Sheet”) with LiquidValue Asset Management Pte Ltd (“LVAM”), AMRE Asset Management Inc. (“AAMI”) and American Medical REIT Inc. (“AMRE”), regarding a share subscription and loan arrangement. The Term Sheet sets out the terms of a proposed joint venture to establish a medical real estate investment trust in the United States. Pursuant to the Term Sheet, the Company will subscribe for 5,250 ordinary shares of AAMI at a purchase price of $0.01 per share for total consideration of $52.50. Concurrently, AAMI will issue 2,500 shares to LVAM, and 1,250 shares to AMRE Tennessee, LLC, AMRE’s executive management’s holding company (collectively, the “Subscription Shares”). As a result, the Company will hold 52.5% of the outstanding shares of AAMI, with LVAM and AMRE Tennessee, LLC, holding 35% and 12.5% of the remaining outstanding shares of AAMI, respectively. Further, pursuant to and in connection with the Term Sheet, on March 3, 2020, the Company entered into a Promissory Note with AMRE, pursuant to which AMRE will issue the Company a promissory note for the principal amount of $800,000.00 (the “Note”). The Note matures on March 3, 2022 and accrues interest at the rate of 8.0% per annum, and shall be payable in accordance with the terms set forth in the Note. The Note also provides the Company an option to provide AMRE an additional $800,000 on the same terms and conditions as the Note, including the issuance of warrants as hereinafter described. As further incentive to enter into the Note, AMRE issued the Company warrants to purchase 160,000 shares of AMRE common stock (the “Warrants”). The Warrants have an exercise price of $5.00 per share, subject to adjustment as set forth in the Warrant, and expire on March 3, 2024. Pursuant to the Warrants, if AMRE files a registration statement with the Securities and Exchange Commission for an initial public offering (“IPO”) of AMRE’s common stock and the IPO price per share offered to the public is less than $10.00 per share, the exercise price of the Warrant shall be adjusted downward to 50% of the IPO price. The Warrant also grants piggyback registration rights to the Company as set forth in the Warrant. The parties to the Term Sheet, including AMRE Tennessee, LLC, also entered into a stockholders’ agreement dated as of March 3, 2020 (the “Stockholders’ Agreement”), regarding their ownership of AAMI’s common stock to regulate certain aspects of the relationship between the stockholders and provide for certain rights and obligations with respect to such ownership, as set forth in the Stockholders’ Agreement. LVAM is an 82% owned subsidiary of Alset International whose Chief Executive Office and largest stockholder is Mr. Chan. Following the consummation of the transactions contemplated by the Term Sheet, Mr. Chan and Mr. Heuszel will be appointed to the board of directors of AAMI.

On August 21, 2020, the Company completed its acquisition of Impact BioMedical, pursuant to the Share Exchange Agreement, which was approved by the Company’s stockholders on August 10, 2020 at a special meeting of stockholders (the “Share Exchange”). Under the terms of the Share Exchange, the Company issued 483,334 shares of Common Stock, nominally valued at $6.48 per share, and 46,868 shares of Series A Preferred Stock, with a stated value of $46,868,000, or $1,000 per share, for a total consideration valued at $50 million. As a result of the Share Exchange, Impact BioMedical is now a wholly-owned subsidiary of DSS BioHealth, the Company’s wholly-owned subsidiary. As previously disclosed, Heng Fai Ambrose Chan is the Chief Executive Officer and largest stockholder of Alset International, as well as the Chairman of the Board and largest stockholder of the Company.

On or about August 28, 2020, the Company’s wholly owned subsidiary, DSS Securities, Inc. entered into a corporate venture to form and operate a real estate title agency, under the name and flagging of Alset Title Company, Inc, a Texas corporation (“ATC”). DSS Securities, Inc. shall own 70% of this venture with the other two shareholders being attorneys necessary to the state application and permitting process. ATC have initiated or have pending applications to do business in a number of states, including Texas, Tennessee, Connecticut, Florida, and Illinois. For the purpose of organization and the state application process, the Company’s CEO, who is a licensed attorney, has a stated non-compensated 15% ownership interest in the venture. There was no activity for the nine months ended September 30, 2020.

On September 10, 2020, the Company’s wholly owned subsidiary DSS Securities, Inc. entered into membership interest purchase agreement with BMI Financial Group, Inc. a Delaware corporation (“BMIF”) and BMI Capital International LLC, a Texas limited liability company (“BMIC”) whereas DSS Securities, Inc. purchased 14.9% membership interests in BMIC for $100,000. DSS Securities also has the option to purchase an additional 10% of the outstanding membership interest. This option expires on September 10, 2022. BMIC is a broker-dealer registered with the Securities and Exchange Commission, is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and is a member of the Securities Investor Protection Corporation (“SIPC”). The Company’s chairman of the board and another independent board member of the Company also have ownership interest in this joint venture

As of September 30, 2020, the Company held 62,457,378 Class A Common Shares equating to a 32.2% ownership interest in Sharing Services Global Corp. (“SHRG”), a publicly traded company. The Company, via four (4) of the Company’s existing board members, Mr. John “JT” Thatch, Mr. Heng Fai Ambrose Chan, Mr. Sassuan Lee, and Mr. Frank D. Heuszel, currently holds four (4) of the five (5) SHRG board of director seats.

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Review, Approval or Ratification of Transactions with Related Persons

The Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations where appropriate. The Board has adopted formal standards to apply when it reviews, approves or ratifies any related party transaction. In addition, the Board applies the following standards to such reviews: (i) all related party transactions must be fair and reasonable and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board and (ii) all related party transactions should be authorized, approved or ratified by the affirmative vote of a majority of the directors who have no interest, either directly or indirectly, in any such related party transaction.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is currently comprised of three independent directors (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2019.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

The Audit Committee has discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the NYSE AMERICAN LLC Exchange and the Audit Committee’s Charter.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Statement on Auditing Standards as adopted by the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Audit Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 31, 2020.

John “JT” Thatch, Chairman & Audit Committee Member

Sassuan (Samson) Lee , Audit Committee Member

Wai Leung William Wu, Audit Committee Member

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ANNUAL REPORT

For stockholders receiving the Notice, this Proxy Statement, our Annual Report as amended, any amendments to the foregoing materials that are required to be furnished to stockholders, the proxy card and voting instruction form will be available on-line at www.proxyvote.com on or about November 2, 2020. The Notice contains instructions on how to access the proxy materials over the Internet. These materials contain detailed information about the Annual Meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable New York law and our Bylaws. No stockholder proposals were received for consideration at our 2020 Annual Meeting of Stockholders.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2020 Annual Meeting of Stockholders, it must be delivered to our Corporate Secretary at our principal executive offices no earlier than July 6, 2020 and no later than August 5, 2021, provided, however, that if the date of this year’s annual meeting of stockholders is more than thirty (30) calendar days before or more than sixty (60) calendar days after the anniversary of the date of the prior year’s meeting, notice by the stockholder must be delivered not later than the close of business on the later of (1) the 90th day prior to the 2021 Annual Meeting, or (2) the 10th day following the first public announcement of the date of the 2021 Annual Meeting.

Under our Bylaws, to be properly brought before the meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days in advance of the date of the one-year anniversary of the Corporation’s previous year’s annual meeting of stockholders. However, if no annual meeting was held in the previous year or the date of the annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after such anniversary date, such notice by the shareholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the ninetieth (90th) calendar day prior to such annual meeting or, if later, the tenth (10th) calendar day following the day on which notice of the date of the meeting was first made. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and record address of the stockholder proposing such business, (3) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, and (4) any material interest of the stockholder in such business.

SOLICITATION OF PROXIES

The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company and other authorized persons may solicit the return of proxies by telephone, telegram or personal interview. The Company will request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

The Company has engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $12,000 in total.

OTHER BUSINESS

The Board of Directors currently knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the Company at the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their best judgment.

Stockholders are urged to vote according to the instructions provided without delay.

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AVAILABLE INFORMATION

We are currently subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters. Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the SEC at 100 F Street NE, Washington DC 20549. For further information concerning the SEC’s public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

DOCUMENT SECURITY SYSTEMS, INC.

200 Canal View Boulevard, Suite 104

Rochester, New York 14623

Attention: Frank D. Heuszel

By order of the Board of Directors

/s/ Heng Fai Ambrose Chan
Heng Fai Ambrose Chan Chairman of the Board
Rochester, New York
November 2, 2020

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EXHIBIT I

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of [    ], 2020, by and among Document Security Systems, Inc., a New York corporation (“DSS New York”) and Alset, Inc., a company organized under the laws of the State of Texas and wholly owned subsidiary of DSS New York (“Alset Texas”).

RECITALS:

WHEREAS, DSS New York owns all of the issued and outstanding shares of capital stock of Alset Texas.

WHEREAS, DSS New York desires to reorganize as a Texas corporation by the merger of DSS New York with and into Alset Texas (the “Merger”), with Alset Texas continuing as the surviving corporation of the Merger.

WHEREAS, the board of directors of DSS New York (the “DSS New York Board”) has (i) determined that this Agreement and the Merger are advisable and in the best interests of DSS New York and its stockholders, (ii) approved and adopted this Agreement and the Merger, (iii) resolved to submit this Agreement and the Merger to DSS New York’s stockholders for their approval, and (iv) resolved to recommend to DSS New York’s stockholders that they vote in favor of the adoption and approval of this Agreement and the Merger.

WHEREAS, the board of directors of Alset Texas has (i) determined that this Agreement and the Merger are advisable and in the best interests of DSS New York and its stockholder and (ii) approved and adopted this Agreement and the Merger.

NOW THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the DSS New York and Alset Texas hereby agree as follows:

1. THE MERGER. In accordance with the Texas Business Organizations Code, as amended (the “TBOC”), and the New York Business Corporation Law, as amended (the “NYBCL”), and subject to, and upon the terms and conditions of, this Agreement, DSS New York shall be merged with and into Alset Texas, the separate corporate existence of DSS New York shall cease, and Alset Texas shall continue as the surviving corporation of the Merger (the “Surviving Corporation”). The name of the Surviving Corporation shall be “Alset, Inc.” At the Effective Time as defined below, the effects of the Merger shall be as provided in this Agreement and in the applicable provisions of the TBOC and NYBCL. Without limiting the generality of the foregoing, at the Effective Time, all the property, rights, privileges, powers and franchises of DSS New York and Alset Texas shall vest in the Surviving Corporation, and all debts, liabilities and duties of DSS New York and Alset Texas shall become the debts, liabilities and duties of the Surviving Corporation, all as provided in the applicable provisions of the TBOC and NYBCL.

2. EFFECTIVE TIME. On the date of the closing of the Merger, DSS New York and Alset Texas shall file certificates of merger (the “Certificates of Merger”) with the Secretary of State of the State of Texas and the Secretary of State of the State of New York, in such form as required by, and executed in accordance with the relevant provisions of, the TBOC and the DGCL. The Merger shall become effective upon the later filing of the Certificates of Merger or at such later time as specified in the Certificates of Merger (the date and time the Merger becomes effective being referred to herein as the “Effective Time”).

3. CERTIFICATE OF INCORPORATION. At the Effective Time, the certificate of formation of Alset Texas as in force and effect immediately prior to the Effective Time, shall be amended and restated in its entirety by the Amended and Restated Certificate of Formation in the form attached hereto as Exhibit A, which Amended and Restated Certificate of Formation shall become, at the Effective Time, the certificate of formation of the Surviving Corporation (the “Surviving Corporation Charter”) until thereafter duly amended in accordance with the provisions thereof and applicable law.

4. BYLAWS. At the Effective Time, the bylaws of Alset Texas as in force and effect immediately prior to the Effective Time shall be amended and restated in its entirety by the amended and restated bylaws substantially in the form attached hereto as Exhibit B, which shall become, at the Effective Time, the bylaws of the Surviving Corporation (the “Surviving Corporation Bylaws”) until thereafter duly amended in accordance with the provisions thereof and applicable law.

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5. DIRECTORS. The parties shall take all actions necessary so that the directors of DSS New York in office immediately prior to the Effective Time shall be the directors of the Surviving Corporation at the Effective Time and will continue to hold office from the Effective Time until the earlier of their resignation or removal or until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Corporation Charter and the Surviving Corporation Bylaws, or as otherwise provided by law.

6. OFFICERS. The parties shall take all actions necessary so that the officers of DSS New York in office immediately prior to the Effective Time shall be the officers of the Surviving Corporation at the Effective Time and will continue to hold office from the Effective Time until the earlier of their resignation or removal or until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Corporation Charter and the Surviving Corporation Bylaws, or as otherwise provided by law.

7. ADDITIONAL ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either DSS New York or Alset Texas acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of DSS New York and Alset Texas, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of DSS New York and Alset Texas or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

8. CONVERSION OF CAPITAL SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of DSS New York, Alset Texas or any holder of any securities thereof:

(a) Each share of common stock, par value $0.02 per share, of DSS New York (the “DSS New York Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.02 per share, of the Surviving Corporation (the “Alset Texas Common Stock”).

(b) Each share of Alset Texas Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and extinguished without any consideration paid therefor.

9. TREATMENT OF DSS NEW YORK OPTIONS, WARRANTS AND STOCK-BASED AWARDS.

(a) Effective as of the Effective Time, automatically and without any action on the part of the holder thereof: (i) each option to purchase shares of DSS New York Common Stock granted under any of its stock incentive plan (collectively, the “DSS New York Equity Plans”) or otherwise (each option so issued, a “DSS New York Option”) that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall cease to represent a right to acquire shares of DSS New York Common Stock and shall be converted into an option to purchase shares of Alset Texas Common Stock, on substantially the same terms and conditions (including exercise prices and vesting schedules) as applied to such DSS New York Option immediately prior to the Effective Time (each as so converted, a “Alset Texas Option”) and (ii) each right of any kind, vested or unvested, contingent or accrued, to receive shares of DSS New York Common Stock or benefits measured in whole or in part by reference to the value of DSS New York Common Stock whether granted under the DSS New York Equity Plans or otherwise outstanding as of the Effective Time, other than DSS New York Options (each, a “DSS New York Stock-Based Award”), shall, in each case, be converted into a substantially similar award for, or with respect to, shares of Alset Texas Common Stock on substantially the same terms and conditions (including vesting schedules) as applied to such DSS New York Stock-Based Award immediately prior to the Effective Time (each as so converted, a “Alset Texas Stock-Based Award”).

(b) Prior to the Effective Time, DSS New York shall take all corporate action necessary to provide for the treatment of the DSS New York Options, the Alset Texas Options, the DSS New York Stock-Based Awards and the Alset Texas Stock-Based Awards as set forth in this Section 9.

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10. EXCHANGE MECHANICS.

(a) At and after the Effective Time, each share certificate which immediately prior to the Effective Time represented outstanding shares of DSS New York Common Stock (a “New York Certificate”) shall be deemed for all purposes to evidence ownership of, and to represent, the number of shares of Alset Texas Common Stock into which the shares of DSS New York Common Stock represented by such New York Certificate immediately prior to the Effective Time have been converted pursuant to this Agreement. The registered holder of any New York Certificate outstanding immediately prior to the Effective Time, as such holder appears in the books and records of DSS New York (or of the transfer agent in respect of the DSS New York Common Stock), immediately prior to the Effective Time, shall, until such New York Certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends or other distributions on the shares of Alset Texas Common Stock into which the shares of DSS New York Common Stock represented by any such New York Certificate have been converted pursuant to this Agreement.

(b) Each holder of a New York Certificate shall, upon the surrender of such New York Certificate to the Surviving Corporation (or the transfer agent in respect of the Alset Texas Common Stock) for cancellation after the Effective Time, be entitled to receive from the Surviving Corporation (or the transfer agent in respect of the Alset Texas Common Stock), a certificate (a “Texas Certificate”) representing the number of shares of Alset Texas Common Stock into which the shares of DSS New York Common Stock represented by such New York Certificate have been converted pursuant to this Agreement. If any such Texas Certificate is to be issued in a name other than that in which the New York Certificate surrendered for exchange is registered, such exchange shall be conditioned upon (i) the New York Certificate so surrendered being properly endorsed or otherwise in proper form for transfer and (ii) the person requesting such exchange either paying any transfer or other taxes required by reason of the issuance of the Texas Certificate in a name other than that of the registered holder of the New York Certificate surrendered, or establishing to the satisfaction of the Surviving Corporation, or the transfer agent in respect of the Alset Texas Common Stock, that such tax has been paid or is not applicable.

(c) Where no New York Certificate has been issued in the name of a holder of shares of DSS New York Common Stock, a “book entry” (i.e., a computerized or manual entry) shall be made in the shareholder records of the Surviving Corporation to evidence the issuance to such holder of an equal number of shares of Alset Texas Common Stock.

11. STOCKHOLDER APPROVAL. This Agreement will be submitted to a vote of the stockholders of the DSS New York for their consideration and adoption at a meeting of such stockholders in accordance with the provisions of Section 903 of the NYBCL. In the event that this Agreement shall not be adopted by the requisite vote of the stockholders of DSS New York entitled to vote thereon, this Agreement shall thereupon terminate without further action of the parties hereto.

12. STOCK EXCHANGE LISTING. The parties hereto shall use their reasonable best efforts to cause the shares of Alset Texas Common Stock to be issued in the Merger to be approved for listing on the NYSE American Exchange, subject to official notice of issuance and listing application on the NYSE American Exchange, prior to the Effective Time.

13. TERMINATION. This Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, by action of the DSS New York Board. In the event of termination of this Agreement, this Agreement shall forthwith become void and have no effect, and neither DSS New York, Alset Texas nor their respective stockholders, directors or officers shall have any liability with respect to such termination or abandonment.

14. AMENDMENTS. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify, amend or supplement this Agreement in writing, whether before or after the adoption of this Agreement by the stockholders of DSS New York; provided, however, that after any such adoption, there shall not be made any amendment that by law requires the further approval by the stockholders of DSS New York without such further approval.

15. GOVERNING LAW. This Agreement and all claims and causes of action hereunder shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws, except that the NYBCL shall apply to the Merger, and any other provisions set forth herein that are governed by the NYBCL.

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16. SERVICE OF PROCESS. The Surviving Corporation agrees that it may be served with process in the State of New York in any proceeding for enforcement of any obligation of any constituent corporation of the State of New York, as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, and does hereby irrevocably appoint the Secretary of State of the State of New York as its agent to accept service of process in any such suit or proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of the State of New York is 200 Canal View Boulevard, Suite 104, Rochester, NY 14623.

17. PLAN OF REORGANIZATION. Each party to this Agreement agrees to treat the Merger for all income tax purposes as a “reorganization” within the meaning of Section 368(a)(1)(f) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

19. ENTIRE AGREEMENT. This Agreement, including the documents and instruments referred to herein, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

20. SEVERABILITY. The provisions of this Agreement are severable, and in the event any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

21. ASSIGNMENT; BINDING EFFECT; BENEFIT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Alset Texas and DSS New York have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Document Security Systems, Inc.

By:	/s/
Name:
Title:

Alset, Inc.

By:	/s/
Name:
Title:

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EXHIBIT II

FORM OF

AMENDED AND RESTATED CERTIFICATE OF FORMATION

OF

ALSET, INC.

ARTICLE I

The filing entity being formed is a for-profit corporation. The name of the corporation is Alset, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Texas is 1999 Bryan Street, Suite 900, Dallas, Texas 75201. The name of its registered agent at such address is CT Corporation System.

ARTICLE III

The purpose for which the Corporation is formed is for the transaction of any and all lawful business for which a for-profit corporation may be organized under the Texas Business Organizations Code (“TBOC”).

ARTICLE IV

SECTION 1. Authorized Shares.

The aggregate number of shares of stock that the Corporation shall have the authority to issue is four hundred million (400,000,000) shares, of which two million (200,000,000) shares shall be Preferred Stock (the “Preferred Stock”), par value $.02 per share, and two hundred million (200,000,000) shares shall be Common Stock (the “Common Stock”), par value $.02 per share. Forty six thousand eight hundred sixty eight (46,868) shares of Preferred Stock shall be designated as Series A Convertible Preferred Stock (herein called “Series A Preferred Stock”).

The Board of Directors of the Corporation is hereby expressly vested with authority authorizes the issuance of up to 200,000,000 shares of preferred stock, par value $0.02 per share, of the Corporation (“Preferred Stock” ) in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide , out of the authorized and unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions, and limitations of the shares of such series; and all in the manner provided by the TBOC.

The following is a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of the shares of Preferred Stock and Common Stock or any series of any class of stock of the corporation, and of the authority expressly granted hereby to the Board of Directors of the corporation to fix by resolution or resolutions any of such designations and powers, preferences and rights, and the qualifications, limitations and restrictions thereof that may be desired but which shall not be fixed by this Amendment to the Certificate of Formation (this “Amended Certificate of Formation”).

SECTION 2. Common Stock

Holders of Common Stock: (i) have equal rights to dividends from funds legally available therefore, ratably when as and if declared by the Corporation’s Board of Directors; (ii) are entitled to share ratably in all assets of the Corporation available for distribution to holders of Common stock upon liquidation, dissolution, or winding up of the affairs of the Corporation; (iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions applicable thereto; (iv) are entitled to one non-cumulative vote per share of Common Stock, on all matters which stockholders may vote on at all meetings of stockholders; and (v) the holders of Common Stock have no conversion, preemptive or other subscription rights. There is no cumulative voting for the election of directors. Each holder of our Common Stock is entitled to one vote for each share of our common stock held on all matters submitted to a vote of stockholders.

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SECTION 3. Preferred Stock – Series A Preferred Stock

1. Designation. There shall be a series of Preferred Stock that shall be designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting such series shall be Forty -six Thousand Eight Hundred Sixty-eight (46,868). The rights, preferences, powers, restrictions, and limitations of the Series A Preferred Stock shall be as set forth herein.

2. Defined Terms . For purposes hereof, the following terms shall have the following meanings:

“Amended Certificate of Formation” has the meaning set forth in the Recitals .

“Beneficial Ownership Limitation” has the meaning set forth in Section 8. I(c)(ii).

“Board” has the meaning set forth in the Recitals.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in the city of New York, New York, are authorized or obligated by law or executive order to close.

“Certificate of Designation” means this Amended Certificate of Formation.

“Common Stock” means the common stock, par value $0.02 per share, of the Corporation.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options .

“Corporation ” has the meaning set forth in the Preamble.

“Conversion Price” shall initially be $6.48 per share of Common Stock, subject to adjustment s provided in Section 3.8.

“Conversion Shares “ means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series A Preferred Stock in accordance with the terms of Section 8.

“Date of Issuance” means, for any Share of Series A Preferred Stock, the date on which the Corporation initially issues such Share (without regard to any subsequent transfer of such Share or reissuance of the certificate(s) representing such Share).

“Dollar ” or”$” means the lawful currency of the United States of America.

“Exchange Act” means the U.S. Securities Exchange Act of 1934 , as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Fair Market Value” means , as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Markets or similar quotation system or association, the “Fair Market Value ” of the Common Stock shall be the fair market value per share as determined by the Board in good faith.

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“Holder Controlled Persons” has the meaning set forth in Section 8.1(c)(ii).

“Junior Securities ” means , collectively, the Common Stock and any other class of securities that is specifically designated as junior to the Series A Preferred Stock .

“Liquidation” has the meaning set forth in Section 5.1.

“Liquidation Value” means, with respect to any Share on any given date, One Thousand Dollars ($1,000) (as adjusted for any stock splits, stock dividends, recapitalizations, or similar transaction with respect to the Series A Preferred Stock).

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

“Preferred Stock” has the meaning set forth in the Recitals.

“Principal Market” means the principal stock exchange or market on which the Corporation’s Common Stock is traded (or if not trading, the principal stock exchange or market on which listed or quoted), including any market operated by OTC Markets or any other stock exchange or market.

“Securities Act” means the U.S. Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Series A Conversion Election Date” has the meaning set forth in Section 7.2.

“Series A Holder Conversion Notice” has the meaning set forth in Section 8.2(a).

“Series A Mandatory Conversion Notice” has the meaning set forth in Section 8.2(b).

“Series A Mandatory Conversion Date” has the meaning set forth in Section 8.2(b)(ii).

“Series A Preferred Stock” has the meaning set forth in Section 1.

“Series A Redemption” has the meaning set forth in Section 7.1.

“Series A Redemption Date” has the meaning set forth in Section 7.2.

“Series A Redemption Notice ” has the meaning set forth in Section 7.2.

“Series A Redemption Price” has the meaning set forth in Section 7.1.

“Share” means a share of Series A Preferred Stock.

“Subsidiary” means , with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Supermajority Interest” means holders of not less than two-thirds of the then total outstanding Shares of Series A Preferred Stock.

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3. Rank. With respect to payment distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, all Shares of the Series A Preferred Stock shall rank senior to all Junior Securities.

4. No Dividends. Notwithstanding any provision of the Amended Certificate of Formation or of the TBOC to the contrary, no dividends shall accrue or be payable upon the Series A Preferred Stock, whether or not any dividends are declared by the Board on the Common Stock or any other class or series of capital stock of the Corporation, and whether or not there are funds legally available for the payment of dividends.

5. Liquidation.

5.1 Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a “Liquidation”), the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder.

5.2 No Participation with Junior Securities on Liquidation. After payment in full of all preferential amounts required to be paid to the holders of Series A Preferred Stock upon a Liquidation under this Section 5, the holders of Shares of Series A Preferred Stock then outstanding shall not be entitled to participate with the holders of shares of Junior Securities or any other class or series of the Corporation’s capital stock then outstanding in the distribution of any of the remaining assets and funds of the Corporation available for distribution to its stockholders.

5.3 Insufficient Assets. If upon any Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Shares of Series A Preferred Stock the full preferential amount to which the y are entitled under Section 5.1, (a) the holders of the Shares shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Series A Preferred Stock in the aggregate upon such Liquidation if all amounts payable on or with respect to such Shares were paid in full, and

(b) the Corporation shall not make or agree to make any payments to the holders of Junior Securities.

5.4 Notice. In the event of any Liquidation, the Corporation shall, within ten (10) Business Days after the date the Board approves such action, or no later than ten (10) Business Days prior to any stockholders’ meeting called to approve such action, or within ten (10) Business Days after the commencement of any involuntary proceeding, whichever is earlier, give each holder of Shares of Series A Preferred Stock written notice of the action or proposed action. Such written notice shall describe the material terms and conditions of such action or proposed action, including a description of the stock, cash, and property to be received by the holders of Shares upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of Shares of such material change.

6. No Voting Rights. Notwithstanding any provision of the Amended Certificate of Formation to the contrary, unless and only to the extent expressly required by the TBOC or other applicable law, rule or regulation (including the rules of any exchange upon which securities of the corporation may be listed), no holder of outstanding Shares of Series A Preferred Stock shall be entitled to vote on any matter presented or required to be presented to the stockholders of the Corporation for their action or consideration (including, without limitation, the election of directors of the Corporation), nor shall be entitled to notice of any stockholder meeting (or requests for written consent of stockholders).

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7. Redemption .

7.1 Redemption. At any time and from time to time on or after the Date of Issuance, the Corporation shall have the right to redeem, out of funds legally available therefor, all or any portion of the then outstanding Shares of Series A Preferred Stock, pro rata among all holders of Series A Preferred Stock, redeemed by the Corporation (a “Series A Redemption ” ) for a price per Share equal to the Liquidation Value for such Share (the “Series A Redemption Price”). All holders of Series A Preferred Stock shall be bound by a Series A Redemption effected as provided in this Section 7 to have all, or in the case of an election by the Corporation to redeem less than all of the outstanding Shares of Series A Preferred Stock, the same pro rata portion of their Shares, redeemed pursuant to this Section 7; provided, that notwithstanding anything to the contrary contained herein, each holder of Shares of Series A Preferred Stock shall have the right to elect prior to the Series A Conversion Election Date to give effect to the conversion rights contained in Section 8 instead of giving effect to the provisions contained in this Section 7 with respect to all or any Shares of Series A Preferred Stock held by such holder. In exchange for the surrender to the Corporation by the respective holders of Shares of Series A Preferred Stock of their certificate or certificates representing such Shares in accordance with Section 7.4 below, the aggregate Series A Redemption Price for all Shares held by each holder of Shares shall be payable in cash (or tendered for payment) in immediately available funds to the respective holders of the Series A Preferred Stock on the applicable Series A Redemption Date, subject to the provisions of Sections 7.3 and 7.4.

7.2 Redemption Notice. Not less than thirty (30) days prior to the Series A Redemption Date, the Corporation shall send written notice (the “Series A Redemption Notice”) of a Series A Redemption to each holder of record of outstanding Series A Preferred Stock. Each Series A Redemption Notice shall state:

(a) the number of Shares of Series A Preferred Stock outstanding, the number of Shares of Series A Preferred Stock that the Corporation shall redeem in the aggregate, and the number of Shares of Series A Preferred Stock held by the holder that the Corporation shall redeem on the Series A Redemption Date specified in the Series A Redemption Notice;

(b) the date of the closing of the redemption (the applicable date, the “Series A Redemption Date”) and the Series A Redemption Price per share;

(c) the date upon which the holder’s right to convert its Shares pursuant to Section 8 terminates, which date shall be no earlier than five (5) days before the Series A Redemption Date (the applicable date, the “Series A Conversion Election Date”); and

(d) the manner and place designated for surrender by the holder to the Corporation of his, her or its certificate or certificates representing the Shares of Series A Preferred Stock to be redeemed, or, in the event a certificate or certificates are lost, stolen or missing, the manner and place of delivering an affidavit of loss with respect thereto.

7.3 Insufficient Funds: Remedies for Nonpayment.

(a) Insufficient Funds. If on any Series A Redemption Date, the assets of the Corporation legally available are insufficient to pay the full Series A Redemption Price for the total number of Shares elected to be redeemed pursuant to Section 7. I, the Corporation shall (i) take all appropriate action reasonably within its means to maximize the assets legally available for paying the Series A Redemption Price, (ii) redeem out of all such assets legally available therefor on the applicable Series A Redemption Date the maximum possible number of Shares that it can redeem on such date, pro rata among the holders of such Shares to be redeemed in proportion to the aggregate number of Shares elected to be redeemed by each such holder on the applicable Series A Redemption Date and (iii) following the applicable Series A Redemption Date, at any time and from time to time when additional assets of the Corporation become legally available to redeem the remaining Shares, the Corporation shall immediately use such assets to pay the remaining balance of the aggregate applicable Series A Redemption Price.

(b) Effect of Nonpayment. If on any Series A Redemption Date, all of the Shares elected to be redeemed pursuant to a Series A Redemption Notice are not redeemed in full by the Corporation by paying the entire Series A Redemption Price, until any such Shares are fully redeemed and the aggregate Series A Redemption Price paid in full, the unredeemed Shares shall remain outstanding and continue to have the rights, preferences, and privileges expressed herein.

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7.4 Surrender of Certificates. On or before the Series A Redemption Date, each holder of Shares of Series A Preferred Stock not otherwise electing prior to the Series A Conversion Election Date to convert its Shares pursuant to Section 8 shall surrender the certificate or certificates representing such Shares to the Corporation, in the manner and place designated in the Series A Redemption Notice, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or, in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss, in the manner and place designated in the Series A Redemption Notice. Each surrendered certificate shall be canceled and retired, and the Corporation shall thereafter make payment of the applicable Series A Redemption Price by certified check or wire transfer to the holder of record of such certificate; provided, that if less than all the Shares represented by a surrendered certificate are redeemed, then a new stock certificate representing the unredeemed Shares shall be issued in the name of the applicable holder of record of canceled stock certificate.

7.5 Rights Subsequent to Redemption. If on the applicable Series A Redemption Date, the Series A Redemption Price is paid (or tendered for payment) for any of the Shares to be redeemed on such Series A Redemption Date, then on such date all rights of the holder in the Shares so redeemed and paid or tendered , including any rights to dividends on such Shares, shall cease, and such Shares shall no longer be deemed issued and outstanding.

8. Conversion.

8.1 Right to Convert: Mandatory Conversion: Limitations.

(a) Right to Convert. Subject to the provisions of this Section 8, at any time and from time to time on or after the Date of Issuance, any holder of Series A Preferred Stock shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series A Preferred Stock (including any fraction of a Share) held by such holder into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of Shares (including any fraction of a Share) to be converted by the Liquidation Value thereof, and then (ii) dividing the result by the Conversion Price in effect immediately prior to such conversion.

(b) Mandatory Conversion. Subject to the provisions of this Section 8, at any time and from time to time on or after the Date of Issuance , the Corporation shall have the right to convert all or any portion of the then outstanding Shares of Series A Preferred Stock, pro rata among all holders of Series A Preferred Stock; without any action by the relevant holder of such Shares, into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of Shares (including any fraction of a Share) to be converted by the Liquidation Value thereof, and then (ii) dividing the result by the applicable Conversion Price then in effect.

(c) Limitations on Conversion. Notwithstanding Section 8.1(a), a holder of Series A Preferred Stock shall have no right to convert all or any portion of any Share of Series A Preferred Stock as and to the extent provided be low:

(i) Insufficient Number of Authorized Shares. To the extent, and only to the extent, that the number of shares of the Corporation’s Common Stock to be issued upon such conversion exceeds the number of authorized but unissued shares of Common Stock.

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(ii) Beneficial Ownership Limitation. To the extent that after giving effect to such issuance after conversion as set forth on the applicable Series A Holder Conversion Notice , the holder (together with the holder’s subsidiaries, and any other persons controlled by the holder (“Holder Controlled Persons”)) would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the holder and Holder Controlled Persons shall include the number of shares of Common Stock issuable upon conversion of the Shares of Series A Preferred Stock to be converted with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted Shares of Series A Preferred Stock beneficially owned by the holder and Holder Controlled Persons and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and Holder Controlled Persons. Except as set forth in the preceding sentence, for purposes of this Section 8.l(c)( ii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the holder that the Corporation is not representing to the holder that such calculation is in compliance with Section 13(d) of the Exchange Act, and the holder is solely responsible for any forms or schedules required to be filed in connection therewith. To the extent that the limitation contained in this Section 8.l(c)(ii) applies, the determination of whether Shares of Series A Preferred Stock are convertible (in relation to other securities beneficially owned by the holder together with the and Holder Controlled Persons) and of what amount of Shares of Series A Preferred Stock are convertible shall be in the sole discretion of the holder, and the submission of a Series A Holder Conversion Notice shall be deemed to be the holder’s determination of whether Shares of Series A Preferred Stock are convertible (in relation to other securities beneficially owned by the holder together with the and Holder Controlled Persons) and of what amount of Shares of Series A Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the holder will be deemed to represent to the Corporation each time it delivers a Series A Holder Conversion Notice that such Notice of Conversion has not violated the restrictions set forth in this paragraph, and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 8.1(c)(ii), in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent written notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a holder, the Corporation shall within two (2) Business Days confirm orally and in writing to the holder the number of shares of Common Stock then outstanding. In any case, the number. of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including Shares of Series A Preferred Stock, by the holder or Holder Controlled Persons since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be [19.99/50.99]% (subject to decrease as provided below) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Shares of Series A Preferred Stock to be converted. The holder may, at any time, decrease the Beneficial Ownership Limitation, effective immediately upon written notice to the Corporation. The provisions of this Section 8J(c)(ii)shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 8.l(c)(ii) to correct this Section 8.l(c)(ii) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

(iii) Principal Market Regulation. If the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Corporation may issue upon conversion of the Notes without breaching the Corporation’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), if applicable, except that such limitation shall not apply in the event that the Corporation (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Corporation that such approval is not required.

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8.2 Procedures for Conversion: Effect of Conversion.

(a) Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series A Preferred Stock pursuant to Section 8.1(a), a holder shall (a) submit a written election to the Corporation (a “Series A Holder Conversion Notice”) that such holder elects to convert Shares. and the number of Shares elected to be converted, and (b) surrender, along with such written election, to the Corporation the certificate or certificates representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen, or missing, accompanied by an affidavit of loss executed by the holder. The conversion of such Shares hereunder shall be deemed effective as of the date of surrender of such Series A Preferred Stock certificate or certificates or delivery of such affidavit of loss executed by the holder. Upon the receipt by the Corporation of a written election and the surrender of such certificate(s) and accompanying materials, the Corporation shall as promptly as practicable (but in any event within ten (10) Business Days thereafter) deliver to the relevant holder (a) a certificate in such holder’s name (or the name of such holder’s designee as stated in the written election) for the number of shares of Common Stock to which such holder shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 8.1(a) and, if applicable (b) a certificate in such holder’s (or the name of such holder’s designee as stated in the written election) for the number of Shares of Series A Preferred Stock (including any fractional share) represented by the certificate or certificates delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

Stock to which such holder shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 8.1(a) and, if applicable (b) a certificate in such holder’s (or the name of such holder’s designee as stated in the written election) for the number of Shares of Series A Preferred Stock (including any fractional share) represented by the certificate or certificates delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

(b) Procedures for Mandatory Conversion. To effect a mandatory conversion of Shares of Series A Preferred Stock as provided in Section 8.l(b) , not less than thirty (30) days prior to the Series A Mandatory Conversion Date, the Corporation shall send to each holder of Shares of Series A Preferred Stock written notice thereof(the “Series A Mandatory Conversion Notice”), which shall state:

(i) the number of Shares of Series A Preferred Stock outstanding, the number of Shares of Series A Preferred Stock that the Corporation shall convert in the aggregate, and the number of Shares of Series A Preferred Stock held by the holder that the Corporation shall convert on the Series A Mandatory Conversion Date specified in the Series A Redemption Notice;

(ii) the date of the conversion (the applicable date, the “Series A Mandatory Conversion Date”) and the Conversion Price per share in effect; and

(iii) the manner and place designated for surrender by the holder to the Corporation of his, her or its certificate or certificates representing the Shares of Series A Preferred Stock to be converted, or, in the event a certificate or certificates are lost, stolen or missing, the manner and place of delivering an affidavit of Joss with respect thereto.

Upon receipt of such Series A Mandatory Conversion Notice, each holder shall surrender to the Corporation the certificate or ce11iticates representing the Shares being converted, in the manner and place designated in the Series A Mandatory Conversion Notice, duly assigned, or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen, or missing, an affidavit of loss executed by the holder, in the manner and place designated in the Series A Mandatory Conversion Notice. Upon the surrender of such certificate(s) and accompanying materials, the Corporation shall as promptly as practicable (but in any event within ten ( I 0) Business Days thereafter) deliver to the relevant holder a certificate in such holder’s name (or the name of such holder’s designee as stated in the written election) for the number of shares of Common Stock to which such holder shall be entitled upon conversion of the applicable Shares. All shares of Common Stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

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(c) Effect of Conversion. All Shares of Series A Preferred Stock converted as provided in this Section 8.1 shall no longer be deemed outstanding as of the effective time of the applicable conversion and all rights with respect to such Shares shall immediately cease and terminate as of such time (including, without limitation, any right of redemption pursuant to Section 7), other than the right of the holder to receive shares of Common Stock and payment in lieu of any fraction of a Share as provided in Section 8.5 in exchange therefor.

8.3 Restricted Securities. The issuance of any shares of Common Stock upon conversion of Shares of Series A Preferred Stock will not have been registered under the Securities Act, and such shares of Common Stock will be “restricted securities” as defined in Rule 144 under the Securities Act (“Rule 144”). The certificate(s) representing any shares of Common Stock issued upon conversion of Shares of Series A Preferred Stock that are not eligible for immediate resale without restriction pursuant to the registration exemption afforded by Rule 144 at the time they are issued shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS {l) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED TN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

8.4 Reservation of Stock. The Corporation shall at all times when any Shares of Series A Preferred Stock is outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred Stock pursuant to this Section 8, taking into account any adjustment to such number of shares so issuable in accordance with Section 8.7 hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series A Preferred Stock.

8.5 No Charge or Payment: No Fractional Shares of Common Stock. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Preferred Stock pursuant to Section 8.1 shall be made without payment of additional consideration by, or other charge, cost, or tax to, the holder in respect thereof. No fractional interest in a share of Common Stock shall be issued on redemption of any Shares of Series A Preferred Stock in accordance with Section 7 or conversion of any Shares of Series A Preferred Stock in accordance with Section 8. In lieu of delivering fractional shares, the Corporation shall pay in cash an amount equal to the product of(i) such fractional share that would otherwise be issuable multiplied by (ii) the Fair Market Value of a share of Common Stock.

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8.6 Tem1ination of Conversion Rights. In the event of a Series A Redemption Notice relating to a redemption of any Shares of Series A Preferred Stock pursuant to Section 7, the conversion rights described herein of the Shares designated for redemption shall terminate at the close of business on the applicable Series A Conversion Election Date, unless the Series A Redemption Price is not fully paid on such redemption date, in which case the conversion rights for such Shares shall continue until such price is paid in full.

8.7 Adjustments to Conversion Price.

(a) Adjustment to Conversion Price upon Dividend. Subdivision. or Combination of Common Stock. If the Corporation shall, at any time or from time to time after the Date of Issuance, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Corporation payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization, or otherwise) its outstanding shares of Common Stock into a greater number of shares , the Conversion Price in effect immediately prior to any such dividend, distribution, or subdivision shall be proportionately reduced . If the Corporation at any time combines (by combination, reverse stock split, or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

Any adjustment under this Section 8.7(a) shall become effective at the close of business on the date the dividend, subdivision, or combination becomes effective.

(b) Adjustment to Conversion Price and Conversion Shares upon Reorganization. Reclassification. Consolidation. or Merger. In the event of any (i) capital reorganization of the Corporation, (ii) reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Corporation with or into another Person, (iv) sale of all or substantially all of the Corporation’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 8.7(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, each Share of Series A Preferred Stock shall, immediately after such reorganization, reclassification, consolidation, merger, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Conversion Shares then convertible for such Share, be exercisable for the kind and number of shares of stock or other securities or assets of the Corporation or of the successor Person resulting from such transaction to which such Share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale; or similar transaction if the Share had been converted in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Conversion Shares then issuable hereunder as a result of such conversion (without taking into account any limitations or restrictions on the convertibility of such Share, if any); and, in such case, appropriate adjustment shall be made with respect to such holder’s rights under this Certificate of Designation to insure that the provisions of this Section 8 hereof shall thereafter be applicable, as nearly as possible, to the Series A Preferred Stock in relation to any shares of stock, securities, or assets thereafter acquirable upon conversion of Series A Preferred Stock (including, in the case of any consolidation, merger, sale, or similar transaction in which the successor or purchasing Person is other than the Corporation, an immediate adjustment in the Conversion Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale , or similar transaction, and a corresponding immediate adjustment to the number of Conversion Shares acquirable upon conversion of the Series A Preferred Stock without regard to any limitations or restrictions on conversion, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger , sale , or similar transaction) . The provisions of this Section 8.7(b) shall similarly apply to successive reorganizations, reclassifications , consolidations , mergers , sales, or similar transactions The Corporation shall not effect any such reorganization, reclassification, consolidation, merger, sale, or similar transaction unless , prior to the consummation thereof, the successor Person (if other than the Corporation) resulting from such reorganization , reclassification, consolidation , merger , sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Certificate of Designation, the obligation to deliver to the holders of Series A Preferred Stock such shares of stock, securities, or assets which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon conversion of the Series A Preferred Stock . Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 8.7(b), each holder of Shares of Series A Preferred Stock shall have the right to elect prior to the consummation of such event or transaction, to give effect to the provisions of Section 7.1 or Section 8 hereunder , instead of giving effect to the provisions contained in this Section 8.7(b) with respect to such holder’s Series A Preferred Stock.

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(c) Certain Events. If any event of the type contemplated by the provisions of this Section 8.5 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights, or other rights with equity features) occurs, then the Board shall make an appropriate adjustment in the Conversion Price and the number of Conversion Shares issuable upon conversion of Shares of Series A Preferred Stock so as to protect the rights of the holder of such Shares in a manner consistent with the provisions of this Section 8; provided, that no such adjustment pursuant to this Section 8.5 shall increase the Conversion Price or decrease the number of Conversion Shares issuable as otherwise determined pursuant to this Section 8.

(d) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than ten (10) Business Days thereafter, the Corporation shall furnish to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Corporation of a written request by any holder of Series A Preferred Stock, but in any event not later than ten {I 0) Business Days thereafter, the Corporation shall furnish to such holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities, or assets then issuable to such holder upon conversion of the Shares of Series A Preferred Stock held by such holder.

(e) Notices. In the event:

(i) that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation’s assets to another Person; or

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(iii) of the voluntary or involuntary dissolution, liquidation, or winding-up of the Corporation;

then , and in each such case, the Corporation shall send or cause to be sent to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) at least five (5) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend , distribution, meeting or consent, or other right or action, and a description of such dividend, distribution, or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up is proposed to take place, and the date, if any is to be fixed , as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Conversion Shares.

9. Reissuance of Series A Preferred Stock. Any Shares of Series A Preferred Stock redeemed, converted, or otherwise acquired by the Corporation or any Subsidiary shall be cancelled and retired as authorized and issued shares of capital stock of the Corporation and no such Shares shall thereafter be reissued, sold, or transferred.

10. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal. executive offices and (b) to any stockholder, at such holder’s address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 10).

11. Amendment and Waiver. No provision of this Certificate of Designation may be amended, modified, or waived except by an instrument in writing executed by the Corporation and a Supermajority Interest, and any such written amendment, modification, or waiver will be binding upon the Corporation and each holder of Series A Preferred Stock; provided, that no such action shall change or waive (a) the definition of Liquidation Value or Conversion Price, or (b) this Section 11, without the prior written consent of each holder of outstanding Shares of Series A Preferred Stock.”

ARTICLE V

This document becomes effective upon filing with the Secretary of State of Texas.

ARTICLE VI

The Corporation expressly elects not to be governed by Title 2, Chapter 21, Subchapter M of the TBOC.

***

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WITNESS WHEREOF, this Amended Certificate of Formation is executed on behalf of the Corporation by its Chief Executive Officer this __ day of ___, 2020.

ALSET, INC.

By:

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EXHIBIT III

BYLAWS

OF

ALSET, INC.

A Texas Corporation

III-1

TABLE OF CONTENTS

——————

ARTICLE ONE: OFFICES	1
1.01 Registered Office and Agent.	1
1.02 Other Offices.	1
ARTICLE TWO: SHAREHOLDERS	1
2.01 Place of Meetings.	1
2.02 Annual Meeting.	1
2.03 Special Meetings.	1
2.04 List of Shareholders.	2
2.05 Notice.	2
2.06 Quorum.	2
2.07 Majority Vote.	3
2.08 Voting of Shares.	3
2.09 Proxies.	3
2.10 Presiding Officials at Meetings.	4
2.11 Election Inspectors.	4
2.12 Closing of Transfer Books; Record Date.	4
ARTICLE THREE: DIRECTORS	5
3.01 Management.	5
3.02 Number; Election; Term; Qualification.	5
3.03 Removal.	5
3.04 Vacancies	5
3.05 First Meeting.	5
3.06 Regular Meetings.	5
3.07 Special Meetings.	6
3.08 Quorum; Majority Vote.	6
3.09 Procedure; Minutes.	6
3.10 Presumption of Assent.	6
3.11 Interested Directors.	6
3.12 Compensation.	7
3.13 Chairman of the Board.	7
3.14 Committees.	7
ARTICLE FOUR: GENERAL PROVISIONS RELATING TO MEETINGS	8

4.01 Notice.	8
4.02 Waiver of Notice.	8
4.03 Telephone and Similar Meetings.	8
4.04 Action by Written Consent.	8
ARTICLE FIVE: OFFICERS AND OTHER AGENTS	9
5.01 In General.	9
5.02 Election.	9
5.03 Removal.	9
5.04 Vacancies.	9
5.05 Authority.	9
5.06 Compensation.	9
5.07 Employment and Other Contracts.	9
5.08 President.	10
5.09 Vice Presidents.	10
5.10 Secretary.	10
5.11 Assistant Secretaries.	10
5.12 Treasurer.	10
5.13 Assistant Treasurers.	11
5.14 Bonding.	11
ARTICLE SIX: CERTIFICATES AND SHAREHOLDERS	11
6.01 Certificated and Uncertificated Shares.	11
6.02 Certificates for Certificated Shares.	11
6.03 Lost, Stolen, or Destroyed Certificates.	11
6.04 Transfer of Shares.	12
6.05 Registered Shareholders.	12
6.06 Legends.	12
ARTICLE SEVEN: MISCELLANEOUS PROVISIONS	13
7.01 Dividends.	13
7.02 Reserves.	13
7.03 Indemnification and Insurance.	13
7.04 Books and Records.	13
7.05 Fiscal Year.	14
7.06 Seal.	14
7.07 Checks.	14
7.08 Resignation.	14
7.09 Securities of Other Corporations.	14
7.10 Amendment.	14
7.11 Invalid Provisions.	14
7.12 Headings.	14

BYLAWS

Of

ALSET, INC.

A Texas Corporation

——————————————————————

ARTICLE ONE: OFFICES

———————

1.01 Registered Office and Agent. The registered office and registered agent of Alset, Inc. (hereinafter referred to as the “Corporation”) shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of Texas.

1.02 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Texas, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE TWO: SHAREHOLDERS

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2.01 Place of Meetings. All annual meetings of shareholders shall be held at such place, within or without the State of Texas, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of shareholders may be held at such place, within or without the State of Texas, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. If no place for a meeting is designated, it shall be held at the registered office of the Corporation.

2.02 Annual Meeting. The annual meetings of shareholders shall be held on a date and at a time to be determined by the Board of Directors. At the annual meeting, the shareholders shall elect directors and transact such other business as may properly be brought before the meeting.

2.03 Special Meetings. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting. Special meetings of the shareholders may be called by (a) the President, the Board of Directors, the executive committee of the Board of Directors, or such other persons as may be authorized in the Certificate of Formation of the Corporation (the “Certificate”); or (b) the holders of at least ten percent (10%) of all shares entitled to vote at the special meeting, unless the Certificate provides for a percentage of shares greater or less than ten percent (10%), in which event a special meeting may be called by the holders of at least the percentage of shares specified in the Certificate. Upon request in writing to the President, Vice President or Secretary by any person or persons entitled to call a meeting of shareholders, the officer shall promptly cause a written notice to be given to the shareholders entitled to vote that a meeting will be held on a date and at a time, fixed by the officer, not less than ten (10) days after the date of receipt of the request. If the notice is not given within seven (7) days after the date of receipt of the request, the person or persons calling the meeting may fix the date and time of the meeting and give the notice in the manner provided in these Bylaws. If not otherwise stated in or fixed in accordance with these Bylaws, the record date for determining shareholders entitled to call a special meeting is the date on which the first shareholder receives the notice of such meeting. Nothing contained in this section shall be construed as limiting, fixing, or affecting the time or date on which a meeting of shareholders called by action of the Board of Directors may be held.

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2.04 List of Shareholders. At least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer books. Such list will be kept on file at the registered office of the Corporation for a period of ten (10) days prior to such meeting and will be subject to inspection by any shareholder at any time during usual business hours. Such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any shareholder who may be present. The original stock transfer book shall be prima facie evidence as to who are the shareholders entitled to examine such list or to vote at any such meeting of shareholders. However, failure to prepare and to make available such list in the manner provided in this section shall not affect the validity of any action taken at the meeting.

2.05 Notice. Written or printed notice stating the place, day, and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days or more than sixty (60) days before the date of the meeting. Notice must be delivered either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice will be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. When a meeting of shareholders is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. When a meeting is adjourned for less than thirty (30) days, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which the adjournment is taken.

2.06 Quorum. The holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of shareholders, except as otherwise provided by law, the Certificate, or these Bylaws. If a quorum shall not be present or represented at any meeting of shareholders, a majority of the shareholders entitled to vote at the meeting who are present in person or represented by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any reconvening of an adjourned meeting at which a quorum shall be present or represented, any business may be transacted that could have been transacted at the original meeting as originally notified and called if a quorum had been present or represented. The shareholders present at a duly organized meeting may continue to transact business notwithstanding the withdrawal of some shareholders prior to adjournment, provided that the holders of at least one-third (1/3) of the shares entitled to vote continue to be represented at such meeting.

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2.07 Majority Vote. The vote of the holders of a majority of the shares entitled to vote at a meeting at which a quorum is present shall decide any question brought before such meeting, unless the question is one on which, by express provision of law, the Certificate, or these Bylaws, the vote of a greater number of shares is required, in which case such express provision shall govern and control the decision of such question.

2.08 Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class are limited or denied by the Certificate or the Texas Business Organizations Code (the “TBOC”). At any election for directors, every shareholder entitled to vote in such election shall have the right to vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are director positions to be filled with respect to which the shareholder has the right to vote, and shareholders are expressly prohibited from cumulating their votes in any election for directors of the Corporation. Treasury shares, shares owned by another corporation that is owned or controlled by the Corporation, and shares held by the Corporation in a fiduciary capacity shall not be shares entitled to vote or to be counted in determining the total number of outstanding shares of the Corporation. Shares held by an administrator, executor, guardian, or conservator may be voted by him or her, either in person or by proxy, without transfer of such shares into his or her name so long as such shares form a part of the estate and are in the possession of the estate being served by him or her. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, only after the shares have been transferred into his or her name as trustee. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without transfer of such shares into his or her name if authority to do so is contained in the court order by which such receiver was appointed. Shares standing in the name of another domestic or foreign corporation of any type or kind may be voted by such officer, agent, or proxy as the bylaws of such corporation may provide or, in the absence of such provision, as the board of directors of such corporation may by resolution determine. A shareholder whose shares are pledged shall be entitled to vote such shares until they have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote such shares.

2.09 Proxies. At any meeting of shareholders, every shareholder having the right to vote may vote either in person or by a proxy executed in writing by the shareholder or the shareholder’s duly authorized attorney-in-fact. A telegram, telex, cablegram, or similar transmission by the shareholder, or a photographic, photo static, facsimile, or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing for the purposes of this section. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. If no date is stated on a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Voting on any question or in any election may be by voice or show of hands unless the presiding officer orders or any shareholder demands that voting be by written ballot.

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2.10 Presiding Officials at Meetings. At every meeting of the shareholders, the chairman of the Board of Directors or, in his or her absence, the President or, in his or her absence, a person appointed at the meeting, shall preside, and the Secretary shall prepare minutes.

2.11 Election Inspectors. In advance of any meeting of shareholders, the Board of Directors may appoint any persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the chairman of any such meeting may, and on the request of any shareholder or the shareholder’s proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the person acting as chairman. The inspectors of election shall (a) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; (b) receive votes, ballots or consents; (c) hear and determine all challenges and questions in any way arising in connection with the right to vote; (d) count and tabulate all votes or consents and determine the result; and (e) do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. On request of the chairman of the meeting or of any shareholder or his or her proxy, the inspectors shall make a report in writing of any challenge or question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them is prima facie evidence of the facts stated therein.

2.12 Closing of Transfer Books; Record Date. For the purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders or any reconvening thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books of the Corporation shall be closed for a stated period but not to exceed in any event sixty (60) days. If the stock transfer books are closed for the purpose of determining shareholders entitled to notice of, or to vote at, a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and if no record date is fixed for the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders or entitled to receive payment of a dividend, the date on which the notice of the meeting is to be mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

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ARTICLE THREE: DIRECTORS

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3.01 Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, who may exercise all powers of the Corporation and do all lawful acts and things as are not by law, the Certificate, or these Bylaws directed or required to be exercised or done by the shareholders.

3.02 Number; Election; Term; Qualification. The first Board of Directors shall consist of three directors. Thereafter, the number of directors that shall constitute the entire Board of Directors shall be determined by resolution of the Board of Directors at any meeting thereof or by the shareholders at any meeting thereof, but shall never be less than one. No decrease in the number of directors will have the effect of shortening the term of any incumbent director. At each annual meeting of shareholders, directors shall be elected, and each director shall hold office until his or her successors is elected and qualified or until his or her earlier death, resignation, or removal from office. No director need be a shareholder, a resident of the State of Texas, or a citizen of the United States.

3.03 Removal. At any meeting of shareholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of directors. If any or all directors are so removed, new directors may be elected at the same meeting.

3.04 Vacancies. Any vacancy occurring in the Board of Directors by death, resignation, removal, or otherwise may be filled by an affirmative vote of at least a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy will be elected for the unexpired term of his or her predecessor in office. A directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office only until the next election of one or more directors by the shareholders.

3.05 First Meeting. Each newly elected Board of Directors may hold its first meeting, if a quorum is present, for the purpose of organization and the transaction of business immediately after and at the same place as the annual meeting of shareholders, and no notice of such meeting shall be necessary.

3.06 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and places, within or without the State of Texas, as may be designated from time to time by resolution of the Board of Directors and communicated to all directors. Regular meetings of the Board of Directors may be held when and if needed, and no more than one regular meeting of the Board of Directors shall be required in any calendar year.

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3.07 Special Meetings. A special meeting of the Board of Directors shall be held whenever called by any director at such time and place, within or without the State of Texas, as such director shall designate in the notice of such special meeting. The director calling any special meeting shall cause oral or written notice of such special meeting to be given to each director at least twenty-four (24) hours before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of any special meeting.

3.08 Quorum; Majority Vote. At all meetings of the Board of Directors, a majority of the directors fixed in the manner provided in these Bylaws shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The vote of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the Board of Directors, unless the vote of a different number is required by law, the Certificate, or these Bylaws.

3.09 Procedure; Minutes. At meetings of the Board of Directors, business shall be transacted in such order as the Board of Directors may determine from time to time. The Board of Directors shall appoint at each meeting a person to preside at the meeting and a person to act as secretary of the meeting. The secretary of the meeting shall prepare minutes of the meeting that shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

3.10 Presumption of Assent. A director of the Corporation who is present at any meeting of the Board of Directors at which action on any matter is taken shall be presumed to have assented to the action unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof, or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

3.11 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Corporation’s directors or officers are directors or officers or have a financial interest, will be void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his, her, or their votes are counted for such purpose, if: (I) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

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3.12 Compensation. Directors, in their capacity as directors, may receive, by resolution of the Board of Directors, a stated salary or a fixed sum and expenses of attendance, if any, for attending meetings of the Board of Directors. No director shall be precluded from serving the Corporation in any other capacity or receiving compensation therefor.

3.13 Chairman of the Board. The Board of Directors may, in its discretion, choose a Chairman of the Board from among the directors on the Board of Directors who will preside at all meetings of the shareholders and of the Board of Directors and will be an ex officio member of all committees of the Board of Directors. During the absence or disability of the President, the Chairman will exercise the powers and perform the duties of the President. The Chairman will have such other powers and will perform such other duties as shall be designated by the Board of Directors. The Chairman shall serve until a successor is chosen and qualified, but may be removed at any time by the affirmative vote of a majority of the Board of Directors.

3.14 Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors, except that no such committee shall have the authority of the Board of Directors in reference to (a) amending the Certificate; (b) proposing a reduction of the stated capital of the Corporation in the manner permitted by Section 21.253 of the TBOC; (c) approving a plan of merger or share exchange of the Corporation; (d) recommending to the shareholders the sale, lease or exchange of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business; (e) recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof; (f) amending, altering or repealing these Bylaws or adopting new bylaws of the Corporation; (g) filling vacancies on the Board of Directors or any such committee; (h) electing or removing officers of the Corporation or members of any such committee; (I) fixing the compensation of any member of such committee; or (j) altering or repealing any resolution of the Board of Directors. Unless the resolution designating a particular committee so provides, no committee of the Board of Directors shall have the authority to authorize a distribution or to authorize the issuance of shares of the Corporation. Vacancies in the membership of any such committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors. Any such committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The designation of a committee of the Board of Directors and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law. Each director shall be deemed to have assented to any action of the executive committee or any other committee, unless the director shall, within seven (7) days after receiving actual or constructive notice of such action, deliver his or her written dissent thereto to the Secretary of the Corporation. Members of each committee shall serve at the pleasure of the Board of Directors.

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ARTICLE FOUR: GENERAL PROVISIONS RELATING TO MEETINGS

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4.01 Notice. Whenever by law, the Certificate, or these Bylaws notice is required to be given to any shareholder, director, or committee member and no provision is made as to how such notice shall be given, it shall be construed to mean that notice may be given, in writing, either (I) in person, receipt acknowledged; (ii) by certified mail, return receipt requested; or (iii) by Federal Express, UPS, Airborne Express, or other national carrier, receipt acknowledged. Any notice required or permitted to be given hereunder (other than personal notice) shall be addressed to such shareholder, director, or committee member at his or her address as it appears on the books on the Corporation or, in the case of a shareholder, on the stock transfer records of the Corporation or at such other place as such shareholder, director, or committee member is known to be at the time notice is mailed or transmitted. Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when such notice is deposited in the United States mail, postage prepaid. Any notice required or permitted to be given by telegram, telex, cable, telecopy or facsimile transmission, or similar means, shall be deemed to be delivered and given at the time transmitted.

4.02 Waiver of Notice. Whenever by law, the Certificate, or these Bylaws any notice is required to be given to any shareholder, director, or committee member of the Corporation, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time notice should have been given, shall be equivalent to the giving of such notice. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

4.03 Telephone and Similar Meetings. Shareholders, directors, or committee members may participate in and hold a meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

4.04 Action by Written Consent. Any action that may be taken, or is required by law, the Certificate, or these Bylaws to be taken, at a meeting of shareholders, directors, or committee members may be taken without a meeting, without prior notice, and without a vote, if a consent in writing setting forth the action so taken shall be (a) in the case of shareholders, signed and bear the date of signature by shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted with respect to the subject matter thereof; or (b) in the case of directors or committee members, signed by all directors or committee members, as the case may be, entitled to vote with respect to the subject matter thereof. Any such consent shall have the same force and effect as a vote of such shareholders, directors, or committee members, as the case may be, and may be stated as such in any document filed with the Secretary of State of Texas or in any certificate or other document delivered to any person. The consent may be in one or more counterparts, and the signed consent shall be placed in the minute book of the Corporation.

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ARTICLE FIVE: OFFICERS AND OTHER AGENTS

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5.01 In General. The officers of the Corporation will be elected by the Board of Directors and will be a President and a Secretary. The Board of Directors may also elect Vice Presidents, Assistant Vice Presidents, a Treasurer, Assistant Secretaries and Assistant Treasurers, and such other officers and agents as the Board of Directors may deem desirable. Any two or more offices may be held by the same person. No officer or agent need be a shareholder, a director, a resident of the State of Texas, or a citizen of the

United States.

5.02 Election. The Board of Directors, at its first meeting after each annual meeting of shareholders, shall elect a President, a Secretary, and such other officers as they deem appropriate, none of whom must be a member of the Board of Directors. The Board of Directors then, or from time to time, may also elect or appoint one or more other officers or agents as it shall deem advisable. Each officer or agent shall hold office for the term for which he or she is elected or appointed and until his or her successor has been elected or appointed and qualified. Unless otherwise provided in the resolution of the Board of Directors electing or appointing an officer or agent, his or her term of office shall extend to and expire at the meeting of the Board of Directors following the next annual meeting of shareholders or, if earlier, at his or her death, resignation, or removal.

5.03 Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by a majority of the Board of Directors only if, in the judgment of a majority of the Board of Directors, the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

5.04 Vacancies. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

5.05 Authority. Officers shall have such authority and perform such duties in the management of the Corporation as are set forth in these Bylaws or, to the extent not inconsistent with these Bylaws, as specifically designated in the resolution of the Board of Directors creating such position and appointing or electing such person.

5.06 Compensation. The compensation, if any, of officers shall be fixed, increased, or decreased from time to time by the Board of Directors; provided, however, that the Board of Directors may, by resolution, delegate to any one or more officers of the Corporation the authority to fix such compensation.

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5.07 Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents of the Corporation to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts that will have terms no longer than ten years and contain such other terms and conditions as the Board of Directors deems appropriate. Nothing herein will limit the authority of the Board of Directors to authorize employment contracts for shorter terms.

5.08 President. The President will be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, will supervise and control all of the business and affairs of the Corporation. He or she will, in the absence of the Chairman of the Board, preside at all meetings of the shareholders and the Board of Directors. The President will have all powers and perform all duties incident to the office of President and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe.

5.09 Vice Presidents. Each Vice President will have the usual and customary powers and perform the usual and customary duties incident to the office of Vice President, and will have such other powers and perform such other duties as the Board of Directors or any committee thereof may from time to time prescribe or as the President may from time to time delegate to him or her. In the absence or disability of the President and the Chairman of the Board, a Vice President designated by the Board of Directors, or in the absence of such designation the Vice Presidents in the order of their seniority in office, will exercise the powers and perform the duties of the President.

5.10 Secretary. The Secretary will attend all meetings of the shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary will perform like duties for the Board of Directors and committees thereof when required. The Secretary will give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors. The Secretary will keep in safe custody the seal of the Corporation. The Secretary will be under the supervision of the President. The Secretary will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him or her.

5.11 Assistant Secretaries. The Assistant Secretaries in the order of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Secretary, exercise the powers and perform the duties of the Secretary. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

5.12 Treasurer. The Treasurer will have responsibility for the receipt and disbursement of all corporate funds and securities, will keep full and accurate accounts of such receipts and disbursements, and will deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer will render to the Directors whenever they may require it an account of the operating results and financial condition of the Corporation, and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him or her.

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5.13 Assistant Treasurers. The Assistant Treasurers in the order of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Treasurer, exercise the powers and perform the duties of the Treasurer. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

5.14 Bonding. The Corporation may secure a bond to protect the Corporation from loss in the event of defalcation by any of the officers, which bond may be in such form and amount and with such surety as the Board of Directors may deem appropriate.

ARTICLE SIX: CERTIFICATES AND SHAREHOLDERS

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6.01 Certificated and Uncertificated Shares. The shares of the Corporation may be either certificated shares or uncertificated shares. As used herein, the term “certificated shares” means shares represented by instruments in bearer or registered form, and the term “uncertificated shares” means shares not represented by such instruments and the transfers of which are registered upon books maintained for that purpose by or on behalf of the Corporation.

6.02 Certificates for Certificated Shares. The certificates for certificated shares of capital stock of the Corporation shall be in such form as shall be approved by the Board of Directors in conformity with law. The certificates shall be consecutively numbered, shall be entered as they are issued in the books of the Corporation or in the records of the Corporation’s designated transfer agent, if any, and shall state the shareholder’s name, the number of shares, and such other matters as may be required by law. The certificates shall be signed by the President or any Vice President and also by the Secretary, an Assistant Secretary, or any other officer, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent or registered by a registrar, either of which is other than the Corporation itself or an employee of the Corporation, the signatures of the foregoing officers may be a facsimile.

6.03 Lost, Stolen, or Destroyed Certificates. The Corporation shall issue a new certificate in place of any certificate for certificated shares previously issued if the registered owner of the certificate satisfies the following requirements:

a)	Claim. The registered owner makes proof in affidavit form that a previously issued certificate for certificated shares has been lost, destroyed, or stolen;
b)	Timely Request. The registered owner requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;
c)	Bond. The registered owner gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Board of Directors may direct, in its discretion, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction, or theft of the certificate; and
d)	Other Requirements. The registered owner satisfies any other reasonable requirements imposed by the Board of Directors.

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When a certificate has been lost, destroyed, or stolen and the shareholder of record fails to notify the Corporation within a reasonable time after he or she has notice of it, if the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the shareholder of record is precluded from making any claim against the Corporation for the transfer or for a new certificate.

6.04 Transfer of Shares. With respect to certificated shares, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. With respect to uncertificated shares, upon delivery to the Corporation of proper evidence of succession, assignment, or authority to transfer, the Corporation or its agent shall record the transaction upon its books. When a transfer of shares is requested and there is reasonable doubt as to the right of the person seeking the transfer, the Corporation or its transfer agent, before recording the transfer of the shares on its books or issuing any certificate therefor, may require from the person seeking the transfer reasonable proof of such person’s right to the transfer. If there remains a reasonable doubt of the right to the transfer, the Corporation may refuse a transfer unless the person gives adequate security or a bond of indemnity executed by a corporate surety or by two individual sureties satisfactory to the Corporation as to form, amount and responsibility of sureties. The bond shall be conditioned to protect the Corporation, its officers, transfer agents and registrars, or any of them, against any loss, damage, expense or other liability to the owner of the shares by reason of the recordation of the transfer or the issuance of a new certificate for shares.

6.05 Registered Shareholders. The Corporation shall be entitled to treat the shareholder of record as the shareholder in fact of any shares and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have actual or other notice thereof, except as otherwise provided by law.

6.06 Legends. If the Corporation is authorized to issue shares of more than one class, each certificate representing shares issued by the Corporation (a) shall conspicuously set forth on the face or back of the certificate a full statement of (I) all of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued; and (ii) if the Corporation is authorized to issue shares of any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series to the extent they have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series; or (b) shall conspicuously state on the face or back of the certificate that (I) such a statement is set forth in the Certificate on file in the office of the Secretary of State; and (ii) the Corporation will furnish a copy of such statements to the record holder of the certificate without charge upon written request to the Corporation at its principal place of business or registered office.

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If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, the transfer of any such shares shall be restricted in accordance with an appropriate legend.

In the event any restriction on the transfer, or registration of the transfer, of shares shall be imposed or agreed to by the Corporation, each certificate representing shares so restricted (a) shall conspicuously set forth a full or summary statement of the restriction on the face of the certificate; (b) shall set forth such statement on the back of the certificate and conspicuously refer to the same on the face of the certificate; or (c) shall conspicuously state on the face or back of the certificate that such a restriction exists pursuant to a specified document and (I) that the Corporation will furnish to the record holder of the certificate without charge upon written request to the Corporation at its principal place of business or registered office a copy of the specified document; or (ii) if such document is one required or permitted by law to be and has been filed, that such specified document is on file in the office of the Secretary of State and contains a full statement of such restriction.

ARTICLE SEVEN: MISCELLANEOUS PROVISIONS

—————————————

7.01 Dividends. Subject to any restrictions of law or in the Certificate, dividends may be declared by the Board of Directors at any meeting and may be paid in cash, in property, or in shares of capital stock of the Corporation. Such declaration and payment shall be at the discretion of the Board of Directors.

7.02 Reserves. The Board of Directors may create out of funds of the Corporation legally available therefor such reserve or reserves as the Board of Directors from time to time, in its discretion, considers proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Board of Directors shall consider beneficial to the Corporation. The Board of Directors may modify or abolish any such reserve in the same manner.

7.03 Indemnification and Insurance. The Corporation will indemnify its directors, officers, and other persons referenced in the Certificate to the fullest extent permitted by the TBOC and may, if and to the extent authorized by the Board of Directors, so indemnify any other person whom it has the power to indemnify against liability, reasonable expenses, or any other matters whatsoever. The Corporation may, at the discretion of the Board of Directors, purchase and maintain insurance on behalf of the Corporation and any person whom it has the power to indemnify under the TBOC, the Certificate, these Bylaws, or otherwise.

7.04 Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its shareholders, Board of Directors, and any committee thereof, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

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7.05 Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board of Directors, provided, however, that if such fiscal year is not fixed by the Board of Directors and the Board of Directors does not defer its determination of the fiscal year, it shall be the calendar year.

7.06 Seal. The seal, if any, of the Corporation shall be in such form as may be approved from time to time by the Board of Directors.

7.07 Checks. All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness issued in the name of or payable to the Corporation may be signed or endorsed by the President and/or such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

7.08 Resignation. A director, committee member, officer, or agent may resign by so stating at any meeting of the Board of Directors or by giving written notice to the Board of Directors, the President, or the Secretary. Such resignation shall take effect at the time specified therein, or immediately if no time is specified. Unless it specifies otherwise, a resignation is effective without being accepted.

7.09 Securities of Other Corporations. The President, or, in his or her absence, any Executive Vice President, shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer that may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

7.10 Amendment. The power and authority to alter, amend, or repeal these Bylaws or to adopt new bylaws is vested in the Board of Directors, subject to the power of the shareholders to change or repeal any bylaws so made.

7.11 Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall remain valid and operative.

7.12 Headings. The headings used in these Bylaws are for convenience only and do not constitute matter to be construed in the interpretation of these Bylaws.

ADOPTED by the Board of Directors on October __, 2020.

/s/
Secretary

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DOCUMENT SECURITY SYSTEMS, INC.
ATTN: FRANK D. HEUSZEL, CEO
200 CANAL VIEW BOULEVARD, SUITE 104
ROCHESTER, NY 14623

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 7, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 7, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D26462-P46460

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DOCUMENT SECURITY SYSTEMS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Frank D. Heuszel	☐	☐
1b. Heng Fai Ambrose Chan	☐	☐
1c. John "JT" Thatch	☐	☐
1d. José Escudero	☐	☐
1e. Sassuan (Samson) Lee	☐	☐
1f. Wai Leung William Wu	☐	☐
1g. Wah Wai Lowell Lo	☐	☐
1h. Tung Moe Chan	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.

D26463-P46460

DOCUMENT SECURITY SYSTEMS, INC.
Annual Meeting of Stockholders
December 8, 2020 10:30 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoint Frank D. Heuszel as proxy, with full powers of substitution, to vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on December 8, 2020 and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof.

The proxy, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3, 4 AND 5.

The proxy will use his discretion with respect to any other matters which properly come before the meeting.

Continued and to be signed on reverse side